===============================================================================

                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                           Cox Communications, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:






Reg. (S) 240.14a-101.

SEC 1913 (3-99)

                                  [Cox Logo]

To the Stockholders of Cox Communications, Inc.

  You are invited to attend the Annual Meeting of Stockholders of Cox Communications, Inc. to be held at Corporate Headquarters, 1400 Lake Hearn Drive, Atlanta, Georgia 30319, on Thursday, May 17, 2001 at 9:00 a.m., local time.

  The accompanying Notice of Annual Meeting of Stockholders and Proxy Statement explain the matters to be voted on at the meeting. Please read the enclosed Notice and Proxy Statement so you will be informed about the business to come before the meeting. Your vote is important, regardless of the number of shares you own. On behalf of the Board of Directors, I urge you to mark, sign and return the enclosed proxy card or take advantage of our telephone or Internet voting system as soon as possible, even if you plan to attend the Annual Meeting. You may, of course, revoke your proxy by notice in writing to the Corporate Secretary or by using the telephone or Internet voting procedures at any time before the proxy is voted.

                             Sincerely,

                             /s/ James O. Robbins
                             James O. Robbins
                             President and Chief Executive Officer

Atlanta, Georgia
March 30, 2001

                           COX COMMUNICATIONS, INC.
                             1400 LAKE HEARN DRIVE
                            ATLANTA, GEORGIA 30319
                                (404) 843-5000

                                --------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON MAY 17, 2001

                                --------------

To the Stockholders of Cox Communications, Inc.

  The Annual Meeting of the holders of Class A Common Stock, Class C Common Stock and Series A Convertible Preferred Stock of Cox Communications, Inc. will be held at Corporate Headquarters, 1400 Lake Hearn Drive, Atlanta, Georgia on Thursday, May 17, 2001, at 9:00 a.m., local time, for the following purposes:

    1. to elect a Board of Directors of seven members to serve until the 2002 Annual Meeting of Stockholders or until their successors are duly elected and qualified;

    2. to adopt the Amended and Restated Long-Term Incentive Plan; and

    3. to ratify the appointment by the Board of Directors of Deloitte & Touche LLP, independent certified public accountants, as the independent auditors for the year ending December 31, 2001.

  The Board of Directors has fixed March 19, 2001 as the record date for the Annual Meeting with respect to this solicitation. Only holders of record of Cox's Class A Common Stock, Class C Common Stock and Series A Convertible Preferred Stock at the close of business on that date are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof as described in the Proxy Statement.

  Cox's Summary Annual Report to stockholders and Form 10-K for the year ended December 31, 2000 are enclosed.

                                          By Order of the Board of Directors,

                                          /s/ Andrew A. Merdek
                                          Andrew A. Merdek
                                          Corporate Secretary

Atlanta, Georgia
March 30, 2001

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE OR USE OUR TELEPHONE OR INTERNET VOTING SYSTEM AS PROMPTLY AS POSSIBLE. A PROXY MAY BE REVOKED BY A STOCKHOLDER ANY TIME PRIOR TO ITS USE AS SPECIFIED IN THE ENCLOSED PROXY STATEMENT.

                           COX COMMUNICATIONS, INC.
                             1400 LAKE HEARN DRIVE
                            ATLANTA, GEORGIA 30319
                                (404) 843-5000

                                --------------

                                PROXY STATEMENT

                      2001 Annual Meeting of Stockholders

                                --------------

Solicitation of Proxies

  The Board of Directors of Cox Communications, Inc. ("Cox") is furnishing this Proxy Statement to solicit proxies for use at Cox's 2001 Annual Meeting of Stockholders, to be held on May 17, 2001, at 9:00 a.m., local time, at Corporate Headquarters, 1400 Lake Hearn Drive, Atlanta, Georgia 30319, and at any adjournment of the meeting. Each valid proxy received in time will be voted at the meeting according to the choice specified, if any. A proxy may be revoked at any time before the proxy is voted as outlined below.

  This Proxy Statement and the enclosed proxy card are being first sent for delivery to Cox stockholders on or about April 2, 2001. Cox will pay the cost of solicitation of proxies, including the reimbursement to banks and brokers for the reasonable expenses of sending proxy materials to their principals.

  The shares of Class A Common Stock, Class C Common Stock and Series A Convertible Preferred Stock represented by valid proxies we receive in time for the Annual Meeting will be voted as specified in such proxies. Valid proxies include all properly executed written proxy cards and all properly completed proxies voted by telephone or the Internet pursuant to this solicitation and not later revoked. Voting your proxy by mail, telephone or the Internet will not limit your right to vote at the Annual Meeting if you later decide to attend in person. Executed but unvoted proxies will be voted:

    (1) FOR the election of the Board of Directors' nominees for directors;

    (2) FOR the adoption of the Amended and Restated Long-Term Incentive
        Plan; and

    (3) FOR the ratification of the appointment of Deloitte & Touche LLP, independent certified public accountants, as Cox's independent auditors for the year ending December 31, 2001.

  If any other matters properly come before the Annual Meeting, the persons named on the proxies will, unless the stockholder otherwise specifies in the proxy, vote upon such matters in accordance with their best judgment.

Voting Securities

  Cox has three classes of outstanding voting securities:

  . Class A Common Stock, $1.00 par value per share;

  . Class C Common Stock, $1.00 par value per share; and

  . Series A Convertible Preferred Stock, $1.00 par value per share.

  As of February 28, 2001, there were outstanding:

  . 572,528,517 shares of Class A Common Stock;

  . 27,597,792 shares of Class C Common Stock; and

  . 4,836,372 shares of Series A Convertible Preferred Stock.

  Only stockholders of record of Class A Common Stock, Class C Common Stock or Series A Convertible Preferred Stock at the close of business on March 19, 2001, which the Board of Directors has fixed as the record date, are entitled to vote at the Annual Meeting.

  The Class A Common Stock, Class C Common Stock and Series A Convertible Preferred Stock will vote together as a single class, with each share of Class A Common Stock and Series A Convertible Preferred Stock being entitled to one vote and each share of Class C Common Stock being entitled to ten votes. The presence in person or by proxy of holders of a majority of the issued and outstanding shares of Class A Common Stock, Class C Common Stock and Series A Convertible Preferred Stock entitled to vote at the Annual Meeting will constitute a quorum. The affirmative vote of a majority of the voting power of the Class A Common Stock, Class C Common Stock and Series A Convertible Preferred Stock, voting together as a single class, present at the Annual Meeting in person or by proxy and entitled to vote, is required for the election of directors, approval of the Amended and Restated Long-Term Incentive Plan, and the ratification of appointment of our independent auditors.

  In determining whether a proposal is approved, an abstention would have the effect of a vote against the applicable proposal. On the other hand, broker non-votes are not considered shares entitled to vote on the applicable proposal and are not included in determining whether such proposal is approved. A broker non-vote occurs when the nominee of a beneficial owner with the power to vote on at least one matter does not vote on another matter because the nominee does not have discretionary voting power and has not received instructions from the beneficial owner with respect to such matter. Accordingly, broker non-votes have no effect on the outcome of a vote on the applicable proposal.

Voting by Proxy

  If a stockholder is a corporation or partnership, the accompanying proxy card must be signed in the full corporate or partnership name by a duly authorized person. If the proxy card is signed pursuant to a power of attorney or by an executor, administrator, trustee or guardian, the signer's full title must be given and a certificate or other evidence of appointment must be furnished. If shares are owned jointly, each joint owner must sign the proxy card.

  Instructions for a stockholder of record to vote by telephone or the Internet are set forth on the enclosed proxy card. The telephone and Internet voting procedures are designed to authenticate votes cast by use of a personal identification number. If you vote by telephone or the Internet, you do not have to mail in your proxy card. The procedures, which comply with Delaware law, allow stockholders to appoint a proxy to vote their shares and to confirm that their instructions have been properly recorded.

  Any proxy duly given pursuant to this solicitation may be revoked by the stockholder, at any time prior to the voting of the proxy, by written notice to the Corporate Secretary of Cox, by a later dated proxy either signed and returned by mail or effected by using the telephone or Internet voting procedures, or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy.

  As of February 28, 2001, Cox Enterprises, Inc., a Delaware corporation, through wholly owned subsidiaries, held approximately 77.2% of the combined voting power of the Class A Common Stock, Class C Common Stock and Series A Convertible Preferred Stock. In addition to controlling the combined voting power, Cox Enterprises controls the voting power of the individual classes of common stock through its ownership of 66.2% of the Class A Common Stock and 100% of the Class C Common Stock. Accordingly, Cox Enterprises will have sufficient voting power to elect all members of the Board of Directors, to approve the adoption of the Amended and Restated Long-Term Incentive Plan, to ratify the appointment of independent auditors, and to control substantially all other actions that may come before the Annual Meeting.

                             ELECTION OF DIRECTORS

                               (Proposal No. 1)

  At the Annual Meeting, seven directors are to be elected to hold office until the 2002 Annual Meeting of Stockholders or until their respective successors have been elected and qualified. All seven of the nominees currently are directors.

  The seven directors nominated for re-election at the 2001 Annual Meeting of Stockholders are: James C. Kennedy; Janet M. Clarke; David E. Easterly; Robert
C. O'Leary; James O. Robbins; Rodney W. Schrock and Andrew J. Young. The persons named as proxies intend (unless authority is withheld) to vote for the election of all of the nominees as directors.

  The Board of Directors knows of no reason why any nominee for director would be unable to serve as director. If at the time of the Annual Meeting any of the nominees are unable or unwilling to serve as a director of Cox, the persons named in the proxy intend to vote for such substitutes as may be nominated by the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES.

  The following information regarding the nominees, their occupations, employment history and directorships in certain companies is as reported by the respective nominees.

  James C. Kennedy, 53, has served as Chairman of the Board of Directors and Chief Executive Officer of Cox Enterprises since January 1988, and prior to that time was Cox Enterprises' President and Chief Operating Officer. Mr. Kennedy was elected Chairman of the Board of Directors of Cox in May 1994. Mr. Kennedy joined Cox Enterprises in 1972, and initially worked with Cox Enterprises' Atlanta Newspapers. Mr. Kennedy is a director of Cox Radio, Inc., a majority owned subsidiary of Cox Enterprises, a director of Flagler Systems, Inc., and an advisory director of Chase Bank of Texas, N.A. Mr. Kennedy holds a B.A. from the University of Denver.

  Janet M. Clarke, 48, has served as a director of Cox since March 1995. Ms. Clarke served as Executive Vice President, Global Database Marketing of Young & Rubicam, Inc. and Chairman, KnowledgeBase Marketing, Inc., a subsidiary of Young & Rubicam, from February 2000 to January 2001. Previously, she served as the Managing Director--Global Database Marketing of Citibank. Prior to joining Citibank in June 1997, Ms. Clarke was Senior Vice President of Information Technology Sector of R.R. Donnelley & Sons Company, which she joined in 1978 as a Sales Representative. She also served as Manager, National Accounts; Vice President and Director of the OEM Sales Division; and Senior Vice President of Manufacturing for R.R. Donnelley and Director of 77 Capital, R.R. Donnelley's venture capital fund. Ms. Clarke is a director of eFunds Corporation and Forbes.com Inc. She is also a Charter Trustee of Princeton University. Ms. Clarke earned a bachelor's degree from Princeton University and completed the Advanced Management Program at the Harvard Business School.

  David E. Easterly, 58, has served as a director of Cox since May 1994. Mr. Easterly has served as Vice Chairman of Cox Enterprises since January 2001. Previously, he served as President and Chief Operating Officer of Cox Enterprises beginning October 1994, and was President of Cox Newspapers, Inc., a subsidiary of Cox Enterprises, from May 1986 through October 1994. Mr. Easterly joined Cox Enterprises in 1970 at the Dayton Daily News, transferring to Atlanta in 1981 as Vice President of Operations for Cox Newspapers. He was named Publisher of The Atlanta Journal/Constitution in April 1984. Mr. Easterly is a member of the Board of Directors of the Associated Press and Mutual Insurance Company, Ltd. Mr. Easterly also serves as a director of Cox Enterprises and as Chairman of the Board of Directors of Cox Radio, Inc., a majority owned subsidiary of Cox Enterprises. Mr. Easterly holds a B.A. from Austin College.

  Robert C. O'Leary, 62, has served as a director of Cox since May 1999. Mr. O'Leary has served as Executive Vice President and Chief Financial Officer of Cox Enterprises since December 1999. He joined Cox in 1982 as Vice President of Finance and later that year was promoted to Senior Vice President of Finance. He was promoted to Senior Vice President of Finance and Administration of Cox in 1986, and to Senior Vice President of Operations, Western Group, in 1989. In August 1996, he transferred to Cox Enterprises, becoming its Senior Vice President and Chief Financial Officer. Prior to joining Cox, Mr. O'Leary was employed by the General Electric Company. Mr. O'Leary is a member of the Board of Directors of Cox Enterprises and the Georgia Chapter of the National Multiple Sclerosis Society. Mr. O'Leary holds a B.A. and an M.B.A. from Boston College.

  James O. Robbins, 58, has served as a director of Cox since May 1994. Mr. Robbins has served as President of Cox since September 1985, and as President and Chief Executive Officer since May 1994. Mr. Robbins joined Cox in September 1983 and has served as Vice President, Cox Cable New York City and as Senior Vice President, Operations of Cox. Prior to joining Cox, he held management and executive positions with Viacom Communications, Inc. and Continental Cablevision. Mr. Robbins is Chairman of the National Cable Television Association. Mr. Robbins holds a B.A. from the University of Pennsylvania and an M.B.A. from the Harvard Business School. Mr. Robbins serves as a director of NCR Corporation, and as a trustee of STI Classic Funds and STI Classic Variable Trust.

  Rodney W. Schrock, 41, has served as a director of Cox since July 2000. Mr. Schrock has served as Chief Executive Officer of Panasas, Inc. since February 2001. Previously, he served as President and Chief Executive Officer of AltaVista Company from January 1999 until October 2000. Prior to that, he served as Senior Vice President and Group General Manager of Compaq Computer Corporation's Consumer Products Group beginning in 1995, and in other management and executive positions with Compaq beginning in 1987. Mr. Schrock earned a B.S. degree in industrial management from Purdue University and an M.B.A. from Harvard University.

  Andrew J. Young, 68, has served as a director of Cox since March 1995. Mr. Young has served as Chairman of GoodWorks International L.L.C. since 1998, and was Co-Chairman from January 1997 until 1998. He was Vice Chairman of Law Companies Group, Inc., an engineering and environmental consulting company, from February 1993 to January 1997, and was Chairman of one of its subsidiaries, Law International, Inc., from 1989 to February 1993. From 1981 to 1989, Mr. Young was Mayor of Atlanta, Georgia, and prior to that he served as U.S. Ambassador to the United Nations under President Jimmy Carter and as a member of the U.S. House of Representatives. Mr. Young was Co-Chairman of the Atlanta Committee for the Olympic Games for the 1996 Summer Olympics. Mr. Young is a member of the Boards of Directors of the Archer-Daniels-Midland Company, Delta Airlines, Inc., and Thomas Nelson, Inc. Mr. Young holds degrees from Howard University and Hartford Theological Seminary.

Security Ownership of Certain Beneficial Owners

  The following table provides information as of February 28, 2001 with respect to the shares of Class A Common Stock, Class C Common Stock and Series A Convertible Preferred Stock beneficially owned by each person known by Cox to own more than 5% of any class of the outstanding voting securities of Cox.

                                                                                                 Percent of
                                    Class A             Class C            Convertible          Vote of All
                                    Common    Percent    Common   Percent   Preferred  Percent   Classes of
Name of Beneficial Owner             Stock    of Class   Stock    of Class    Stock    of Class Voting Stock
------------------------          ----------- -------- ---------- -------- ----------- -------- ------------
Cox Enterprises, Inc.(a)(b)(c)..  379,191,176   66.2%  27,597,792  100.0%           0       0%      77.2%
Greenspun Entities(d)...........   11,325,418    2.0%           0      0    4,836,372   100.0%       1.9%

----------

(a) The business address for Cox Enterprises is 1400 Lake Hearn Drive, Atlanta, Georgia 30319.
(b) Of the shares of common stock of Cox that are beneficially owned by Cox Enterprises, 354,210,646 shares of Class A Common Stock and 25,696,470 shares of Class C Common Stock are held of record by Cox Holdings, Inc. The remaining 24,980,530 shares of Class A Common Stock and 1,901,322 shares of Class C Common Stock beneficially owned by Cox Enterprises are held of record by Cox DNS, Inc. All of the outstanding capital stock of Cox Holdings is beneficially owned by Cox Enterprises. All of the outstanding capital stock of Cox DNS is beneficially owned by Cox Investment Company, Inc., and all of the outstanding capital stock of Cox Investment Company is beneficially owned by Cox Enterprises. The beneficial ownership of the outstanding capital stock of Cox Enterprises is described in footnote (c) below.
(c) There are 604,697,089 shares of common stock of Cox Enterprises outstanding, with respect to which (i) Barbara Cox Anthony, as trustee of the Anne Cox Chambers Atlanta Trust, exercises beneficial ownership over 174,949,266 shares (28.9%); (ii) Anne Cox Chambers, as trustee of the Barbara Cox Anthony Atlanta Trust, exercises beneficial ownership over 174,949,266 shares (28.9%); (iii) Barbara Cox Anthony, Anne Cox Chambers and Richard L. Braunstein, as trustees of the Dayton Cox Trust A, exercise beneficial ownership over 248,237,055 shares (41.1%); and (iv) 248 individuals and other trusts exercise beneficial ownership over the remaining 6,561,502 shares (1.1%), including 43,734 shares held beneficially and of record by Garner Anthony, the husband of Barbara Cox Anthony (as to which Barbara Cox Anthony disclaims beneficial ownership). Thus, Barbara Cox Anthony and Anne Cox Chambers, who are sisters, together exercise sole or shared beneficial ownership over 598,135,587 shares (98.9%) of the common stock of Cox Enterprises. Barbara Cox Anthony and Anne Cox Chambers are the mother and aunt, respectively, of James C. Kennedy, the Chairman of the Board of Directors and Chief Executive Officer of Cox Enterprises and the Chairman of the Board of Directors of Cox.
(d) The Greenspun Entities include G.C. Investments and Barbara J. Greenspun, Trustee of Unified Credit Declaration of Trust dated December 6, 1988, each having 800 South Valley View, Las Vegas, Nevada 89017 as its business address; and G.C. Investments L.L.C., Greenspun Legacy L.P., GCR Gaming Guarantor, L.L.C. and the Greenspun Family Foundation, each having 901 North Valley Parkway, Suite 210, Henderson, Nevada 89014 as its business address.

Security Ownership of Management

  Beneficial ownership of the Class A Common Stock of Cox and the common stock of Cox Enterprises by Cox's directors, nominees and the Named Executive Officers (as defined below), and by all directors, nominees and executive officers as a group at February 28, 2001 is shown in the following table. None of such persons, individually or in the aggregate, owns 1% or more of the Class A Common Stock of Cox or the outstanding capital stock of Cox Enterprises.

                                                        Number of Shares of Cox
                                Number of Shares of           Enterprises
Name of Beneficial Owner     Class A Common Stock Owned   Common Stock Owned
------------------------     -------------------------- -----------------------
Margaret A. Belville........           115,829(a)                      0
David E. Easterly...........             4,000                   531,834
Patrick J. Esser............            61,404(b)                    546
Jimmy W. Hayes..............           209,110(c)                 13,245
James C. Kennedy............            78,400                   554,949(d)
Claus F. Kroeger............           132,458(e)                  4,329
James O. Robbins............         1,446,758(f)                 91,212
Janet M. Clarke.............             5,179                         0
Robert C. O'Leary...........            18,176                    47,346
Rodney W. Schrock...........               356                         0
Andrew J. Young.............            10,179                         0
All directors and executive
 officers as a group (16
 persons, including those
 named above)...............         2,288,709(g)              1,243,461

----------
(a) Includes 114,400 shares subject to stock options that are exercisable within 60 days.
(b) Includes 54,000 shares subject to stock options that are exercisable within 60 days.
(c) Includes 178,194 shares subject to stock options that are exercisable within 60 days.
(d) Mr. Kennedy owns of record 554,949 shares of the common stock of Cox Enterprises. Sarah K. Kennedy, Mr. Kennedy's wife and trustee of the Kennedy Trusts, exercises beneficial ownership over an aggregate of 22,140 shares of the common stock of Cox Enterprises. In addition, as described above, Barbara Cox

   Anthony and Anne Cox Chambers, the mother and aunt, respectively, of Mr. Kennedy, together exercise sole or shared beneficial ownership over 598,135,587 shares of the common stock of Cox Enterprises. Also, Mr. Kennedy's children are the beneficiaries of a trust, of which R. Dale Hughes is the sole trustee, that beneficially owns 16,155 shares. Mr. Kennedy disclaims beneficial ownership of all such shares, other than the 554,949 shares described above.
(e) Includes 119,416 shares subject to stock options that are exercisable within 60 days.
(f) Includes 1,150,000 shares subject to stock options that are exercisable within 60 days.
(g) Includes 1,889,892 shares subject to stock options that are exercisable within 60 days.

Section 16(a) Beneficial Ownership Reporting Compliance

  Section 16(a) of the Securities Exchange Act of 1934 requires Cox's executive officers and directors, and persons who own more than 10% of the Class A Common Stock to file reports of ownership and changes in ownership of the Class A Common Stock with the Securities and Exchange Commission and the New York Stock Exchange. Based solely on a review of copies of such reports and written representations from the reporting persons, Cox believes that during the year ended December 31, 2000 its executive officers, directors and greater than 10% stockholders filed on a timely basis all reports due under
Section 16(a).

Board of Directors and Committees

  During 2000, the Board of Directors held four regular meetings. The Board of Directors has an Executive Committee, an Audit Committee, and a Compensation Committee. In addition, a Community Relations Committee was created in December 2000. During 2000, each director attended at least 75% of the total number of meetings of the Board of Directors and meetings of the Committees on which each director served.

Executive Committee

  The members of the Executive Committee are James C. Kennedy (Chair), Janet
M. Clarke, David E. Easterly, and James O. Robbins. The Executive Committee of the Board of Directors took action 13 times by unanimous written consent in 2000.

Compensation Committee

  The members of the Compensation Committee are Rodney W. Schrock (Chair), Janet M. Clarke, and Andrew J. Young. The Compensation Committee met two times in 2000 and took action once by unanimous written consent. The Compensation
Committee:

  . adopts and oversees the administration of compensation plans for executive officers and senior management of Cox;

  . determines awards granted under such plans to "insiders" who are subject to Section 16 of the Securities Exchange Act of 1934;

  . approves the chief executive officer's compensation; and

  . reviews the reasonableness of such compensation.

Community Relations Committee

  The Board of Directors created a new Community Relations Committee on December 19, 2000, to further Cox's longstanding goal of having a strong, diverse workforce and to oversee Cox's policy that it will not discriminate in employment based on any protected classification. Cox's businesses have reported on these issues to the Community Relations Committee of majority stockholder Cox Enterprises since 1980. The Cox Community Relations Committee oversees Cox's workforce diversity initiatives, minority-owned business purchasing, corporate contributions to public service organizations, and Equal Employment Opportunity claims. The members of the Community Relations Committee are Andrew J. Young (Chair), James C. Kennedy, and James O. Robbins.

Audit Committee

  The members of the Audit Committee are Janet M. Clarke (Chair), Rodney W. Schrock, and Andrew J. Young. The Audit Committee held two formal meetings and held three quarterly conference calls to review quarterly results with the independent auditors in 2000. The Board of Directors adopted a written Audit Committee charter. A copy of the Audit Committee charter is filed as an appendix to this proxy statement. The Audit Committee is responsible for oversight of the quality and integrity of the accounting, auditing and reporting practices of Cox, and as part of this responsibility the Audit
Committee:

  . recommends the selection of the independent auditors for Cox;

  . reviews the services performed by the independent auditors, including non-audit services (if any);

  . reviews the scope and results of the annual audit;

  . reviews the independence of the auditors;

  . reviews the performance and fees of the independent auditors;

  . reviews the adequacy of the system of internal accounting controls;

  . reviews the scope and results of internal auditing procedures;

  . reviews the Audit Committee charter annually;

  . reviews the activities of Cox's Risk Committee, a Board-created committee composed of senior financial managers with oversight of financial risk management; and

  . reviews related party transactions, if any.

 Audit Fees

  The aggregate fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively referred to as "Deloitte") for professional services rendered for the audit of Cox's annual financial statements for the fiscal year ended December 31, 2000 and for the review of the financial statements included in Cox's Quarterly Reports on Form 10-Q for that fiscal year were $1,446,000.

 Financial Information Systems Design and Implementation Fees

  The aggregate fees billed by Deloitte for professional services rendered for information technology services relating to financial information systems design and implementation for the fiscal year ended December 31, 2000 were $0.

 All Other Fees

  The aggregate fees billed by Deloitte for services rendered to Cox, other than the services described above under "Audit Fees" and "Financial Information Systems Design and Implementation Fees," for the fiscal year ended December 31, 2000 were $2,144,300.

Audit Committee Report

  Prior to May 16, 2000, the Audit Committee consisted of three members, Janet
M. Clarke (Chair), Robert F. Erburu, and Andrew J. Young. Following Mr. Erburu's retirement from the Board of Directors effective May 16, 2000, Rodney
W. Schrock was elected to the Audit Committee, effective July 18, 2000. Each current member of the Audit Committee has been found by the Board of Directors to have no relationship with Cox that would interfere with the exercise of their independence from Cox and its management, and meets all other criteria of independence under the listing standards of the New York Stock Exchange.

  In connection with the December 31, 2000 financial statements, the Audit Committee (1) reviewed and discussed the audited financial statements with management; (2) discussed with the independent auditors the matters required by Statement on Auditing Standards No. 61, as amended; and (3) received and discussed with the independent auditors the matters required by Independence Standards Board Standard No. 1, and discussed the independent auditor's independence, including a consideration of the compatibility of non-audit services with such independence. Based upon these reviews and discussions, the Audit Committee has recommended that the Board of Directors include the audited financial statements in Cox's Annual Report filed with the Securities and Exchange Commission on Form 10-K.

                            Janet M. Clarke (Chair)
                               Rodney W. Schrock
                                Andrew J. Young

Compensation of Directors

  The directors who are not affiliates of Cox, Janet M. Clarke, Rodney W. Schrock and Andrew J. Young, are reimbursed for expenses and paid an annual fee of $30,000 and a meeting fee of $1,000 for every board meeting and committee meeting attended. The annual fee is paid as follows:

  . one half in shares of Class A Common Stock pursuant to the Cox
    Communications, Inc. Restricted Stock Plan for Non-Employee Directors;
    plus

  . one half in cash.

  The Class A Common Stock issued under the Directors' Restricted Stock Plan is subject to certain restrictions and forfeitures prior to the expiration of the period ending five years after the date of the grant of the award or, if earlier, the date of death or disability in certain circumstances. The maximum number of shares of Class A Common Stock that may be granted pursuant to restricted stock awards under the Directors' Restricted Stock Plan is 100,000.

  The directors of Cox who are affiliates of Cox do not receive any compensation for serving on the Board of Directors.

Executive Officers

  The executive officers of Cox who are not directors are set forth below. Executive officers of Cox are elected to serve until they resign or are removed, or are otherwise disqualified to serve, or until their successors are elected and qualified.

  Christopher J. Bowick, 45, has served as Senior Vice President, Engineering and Chief Technology Officer since January 2001. Mr. Bowick joined Cox in April 1998 as Vice President, Technology Development, and was promoted to Senior Vice President, Technology Development in October 2000. Prior to joining Cox, Mr. Bowick served as Group Vice President and Chief Technology Officer of Jones Intercable since September 1991. Before joining Jones Intercable, Mr. Bowick served in various engineering and technology capacities with Scientific Atlanta since January 1981, leaving the company as Vice President of Engineering for the Transmission Systems Business Division. Mr. Bowick is a Director of Liberate Technologies and the Society of Cable Telecommunications Engineers. Mr. Bowick holds a B.E.E. from the Georgia Institute of Technology, and an M.B.A. from the University of Colorado.

  Dallas S. Clement, 35, has served as Senior Vice President, Strategy and Development since August 2000. Prior to that, he served as Vice President and Treasurer from January 1999 to July 2000. Mr. Clement joined

Cox in 1990 as a Policy Analyst and was promoted to Manager of Investment Planning in January 1993, Director of Finance in August 1994, and Treasurer in December 1996. From April 1995 to December 1996, Mr. Clement served as Assistant Treasurer for Cox Enterprises and Cox. Prior to joining Cox, Mr. Clement held analyst positions with Merrill Lynch and the Program on Information Resources Policy. Mr. Clement serves as a director of Lightspan, Inc. Mr. Clement holds an A.B. from Harvard University and an M.S. from Stanford University.

  John M. Dyer, 47, has served as Senior Vice President, Operations since September 1999 and was previously Senior Vice President, Mergers & Acquisitions and Chief Accounting Officer. Prior to that he served as Vice President of Accounting and Financial Planning beginning April 1997. Mr. Dyer joined Cox Enterprises in 1977 as an internal auditor and moved to the former Cox Cable Communications, Inc. in 1980 as a financial analyst, later serving as Manager of Capital Asset Planning, and Director of Operations before being recruited by Times Mirror Cable as a Regional Vice President of Operations, later serving as Vice President of Operations. Mr. Dyer rejoined Cox as Vice President of Financial Planning and Analysis when Cox acquired Times Mirror in 1995. Mr. Dyer holds a B.B.A. in accounting from West Georgia College and an M.B.A. from Georgia State University.

  Patrick J. Esser, 44, has served as Executive Vice President, Operations since February 2001 and as Senior Vice President, Operations from January 2000 to January 2001. Prior to that, he served as Vice President, Operations beginning May 1999. Previously, he served as Vice President, Advertising Sales from 1991 to 1999. Mr. Esser joined Cox in 1979 as Director of Programming for Cox's Hampton Roads, Virginia, cable system and in 1981 was part of a management team that launched Cox's local advertising sales subsidiary, CableRep. Mr. Esser serves on the Compaq Computer Corporation's Communications Industry Board of Advisers. A graduate of the University of Northern Iowa,
Mr. Esser holds a B.A. and an M.A. in communications media.

  James A. Hatcher, 49, has served as Senior Vice President, Legal and Regulatory Affairs since July 1999. Prior to that, he served as Vice President, Legal and Regulatory Affairs beginning January 1995. Mr. Hatcher was named Vice President and General Counsel of Cox in 1992. He joined Cox in 1979 and held various positions, including Secretary and General Counsel for Cox and Cox Enterprises prior to 1992. Mr. Hatcher holds a B.A. from Furman University and a J.D. from the South Carolina School of Law.

  Jimmy W. Hayes, 48, has served as Executive Vice President, Finance & Administration and Chief Financial Officer of Cox since July 1999. Mr. Hayes was named Senior Vice President, Finance and Administration and Chief Financial Officer in January 1999. Prior to that time, he served as Senior Vice President, Finance and Chief Financial Officer of Cox beginning January 1992. Mr. Hayes joined Cox Enterprises in 1980 as Accounting Manager, was promoted to Assistant Controller in May 1981, and Controller in January 1982. Mr. Hayes was named Vice President, Finance of Cox in September 1989. Prior to joining Cox Enterprises, Mr. Hayes was an Audit Manager with Price Waterhouse & Company. Mr. Hayes holds a B.A. and an M.A.C.C. from the University of Georgia and has completed the Program for Management Development (PMD) at the Harvard Business School.

  Claus F. Kroeger, 49, has served as Senior Vice President, Operations since July 1999. Prior to that, he served as Vice President, Operations beginning October 1994. Mr. Kroeger joined Cox in 1976 as a manager trainee. He has held various positions in the field and served as Director of Operations and Director of Business Development of Cox. From 1990 to 1994, he served as Vice President and General Manager of Cox Cable Middle Georgia. Mr. Kroeger holds a B.A. from the University of Alabama and an M.S. in telecommunications from the University of Colorado.

  Howard B. Tigerman, 49, has served as Vice President of Accounting and Financial Planning since December 2000. Prior to that, he served as Controller from May 1999 to November 2000. Previously, he served as Director of Accounting beginning in 1998, and was Vice President of Business Operations for Cox's system in Phoenix, Arizona. He joined the cable industry in 1983 as Manager of Financial Planning for Times Mirror Cable Television in Irvine, California, and held several positions with the company before transferring in 1990 to its Phoenix operation, which Cox acquired in 1995. Prior to joining Times Mirror, he was Director of Operations for Far West Services in Irvine. Mr. Tigerman earned a B.A. in English Literature from Colorado College and completed classes toward a Master of Business Administration degree at the University of Connecticut.

Executive Compensation

  The following table sets forth certain information for the years ended December 31, 1998, 1999, and 2000, concerning the cash and non-cash compensation earned by or awarded to the Chief Executive Officer and the other four most highly compensated executive officers of Cox whose combined salary and bonus exceeded $100,000 in such periods and who were executive officers as of December 31, 2000 (the "Named Executives Officers"). The number of shares of Class A Common Stock reported in the table below has been adjusted to reflect Cox's May 1999 2-for-1 stock split, where applicable.

                          SUMMARY COMPENSATION TABLE

                                                      Long-term Compensation
                                                      ---------------------------
                                      Annual
                                   Compensation               Awards
                                 -----------------    ---------------------------
                                                      Restricted      Securities
Name and Principal                                       Stock        Underlying      All Other
Position                    Year  Salary   Bonus       Awards(a)        Options    Compensation(b)
------------------          ---- -------- --------    -----------     -----------  ---------------
James O. Robbins..........  2000 $902,720 $807,014     $        --        110,000      $6,000
 President & Chief          1999  800,000  712,000              --        100,000       6,000
 Executive Officer          1998  725,000       --(c)  $   500,000(c)     157,506       6,000

Margaret A. Bellville(d)..  2000 $525,058 $391,168     $        --         55,000      $6,000
 Executive Vice President,  1999  415,000  291,920              --         29,400       6,000
 Operations                 1998  310,000  107,000              --         30,000       6,000

Jimmy W. Hayes............  2000 $475,000 $353,875     $        --         50,000      $6,000
 Executive Vice President,  1999  400,000  281,833              --         29,000       6,000
 Finance & Administration   1998  320,000  152,000          67,313(e)      34,000       6,000
 and Chief Financial
  Officer

Claus F. Kroeger..........  2000 $350,130 $234,762     $        --         28,000      $6,000
 Senior Vice President,     1999  330,000  200,140              --         23,000       6,000
 Operations                 1998  260,000  101,000              --         27,000       6,000

Patrick J. Esser(f).......  2000 $340,050 $228,004     $        --         30,000      $6,000
 Senior Vice President,     1999  280,208  175,634              --         13,800       6,000
 Operations                 1998  224,577  141,481              --         18,000       6,000

----------

(a) The following table shows the aggregate number of restricted shares held by each Named Executive Officer and the aggregate value of such restricted shares, based on the closing price of Class A Common Stock as of December 29, 2000 ($46.56 per share):

                                                            Number of  Value at
   Name                                                      Shares   12/31/2000
   ----                                                     --------- ----------
   James O. Robbins........................................  75,906   $3,534,183
   Margaret A. Bellville...................................       0            0
   Jimmy W. Hayes..........................................   2,000       93,120
   Claus F. Kroeger........................................       0            0
   Patrick J. Esser........................................       0            0

(b) Reflects amounts contributed pursuant to the Cox Communications, Inc. Savings and Investment Plan and amounts credited under the Cox Communications, Inc. Executive Savings Plus Restoration Plan.

(c) Mr. Robbins was awarded a bonus for 1998 of $500,000 under the Annual Incentive Plan, which was paid in the form of 12,758 restricted shares of Class A Common Stock. These shares of restricted stock vest on January 1, 2004, provided Mr. Robbins remains employed by Cox as of such date.
(d) Ms. Bellville resigned her position as Executive Vice President, Operations effective February 2, 2001. In connection with her resignation, Ms. Bellville entered into a separation agreement with Cox under which Ms. Bellville will receive certain payments and benefits during a transition period. In exchange, Ms. Bellville provided Cox with certain releases and agreed to certain confidentiality and non-competition provisions. The separation agreement also provides that any vested stock options will remain exercisable through January 12, 2002, and that all unvested options became vested and will remain exercisable through January 12, 2002.
(e) Represents 2,000 shares of restricted stock awarded to Mr. Hayes. The aggregate value of the award is based on the closing price of the Class A Common Stock on the trading date following the date of grant, or $33.6563 per share. These shares of restricted stock vest on January 1, 2004, provided Mr. Hayes remains employed by Cox through such date.
(f) Mr. Esser was promoted to Executive Vice President, Operations effective February 2, 2001.

 Long-Term Incentives

  In general, Cox provides long-term incentives to the Named Executive Officers through awards under the Cox Communications, Inc. Long-Term Incentive Plan (the "LTIP"). The LTIP provides for various forms of equity-based incentive compensation with respect to Cox's Class A Common Stock, including stock options, stock appreciation rights, stock bonuses, restricted stock awards, performance shares, and awards consisting of combinations of such incentives. The Compensation Committee administers the LTIP and has the discretion to determine the type of awards to grant, when, if and to whom awards are granted, the number of shares covered by each award and the terms and conditions of each award. The Compensation Committee has delegated to a management committee the administration of grants to eligible individuals who are not "insiders" for purposes of reporting obligations under Section 16 of the Securities Exchange Act of 1934.

  The following table discloses for the Named Executive Officers information regarding options granted under the LTIP during the fiscal year ended December 31, 2000:

                             OPTION GRANTS IN 2000

                                                                      Potential Realizable
                                                                        Value at Assumed
                         Number of   Percent of                       Annual Rates of Stock
                         Securities Total Options Exercise             Price Appreciation
                         Underlying  Granted to    Price               for Option Term(b)
                          Options   Employees in    Per    Expiration ---------------------
Name                     Granted(a)     2000       Share      Date        5%        10%
----                     ---------- ------------- -------- ---------- ---------- ----------
James O. Robbins........  110,000       5.63%     $50.9375 01/03/2010 $3,523,775 $8,929,938
Margaret A. Bellville...   55,000       2.81%      50.9375 01/03/2010  1,761,888  4,464,969
Jimmy W. Hayes..........   50,000       2.56%      50.9375 01/03/2010  1,601,716  4,059,063
Claus F. Kroeger........   28,000       1.43%      50.9375 01/03/2010    896,961  2,273,075
Patrick J. Esser........   30,000       1.53%      50.9375 01/03/2010    961,030  2,435,438

----------
(a) Stock options become exercisable over a five-year period, with 60% becoming exercisable three years from the date of grant and an additional 20% becoming exercisable in each of the next two years thereafter.
(b) The 5% and 10% rates of appreciation would result in per share prices of $82.9718 and $132.1188, respectively. Cox expresses no opinion regarding whether this level of appreciation will be realized and expressly disclaims any representation to that effect.

  The following table sets forth information related to the number and values of options held at December 31, 2000 by the Named Executive Officers, four of whom exercised options in 2000:

               2000 OPTION EXERCISES AND YEAR-END OPTION VALUES

                                               Number of Securities
                                              Underlying Unexercised        Value of Unexercised
                          Shares                    Options at             In-The-Money Options at
                         Acquired                December 31, 2000            December 31, 2000
                            on      Value    ------------------------- -------------------------------
Name                     Exercise  Realized  Exercisable Unexercisable Exercisable(a) Unexercisable(b)
----                     -------- ---------- ----------- ------------- -------------- ----------------
James O. Robbins........  53,506  $1,360,969  1,150,000     110,000     $38,445,070       $     0
Margaret A. Bellville...  86,000   2,681,940     52,000      62,400       1,093,774        51,087
Jimmy W. Hayes..........  40,000   1,765,500    178,194      56,000       5,638,725        41,422
Claus F. Kroeger........       0           0    119,416      32,000       3,648,153        25,990
Patrick J. Esser........  10,000     385,312     54,000      34,800       1,559,395        31,188

----------
(a) The exercisable value represents the value of the exercisable shares times the difference between the closing price on December 29, 2000 ($46.56 per share) and the exercise price for the 1995 options ($8.4875 per share), the 1996 options ($10.4688 per share), the 1997 options ($11.3125 per share), the 1998 options ($19.6094 per share), and the January 1, 1999 options ($33.5938 per share).
(b) The unexercisable value represents the value of the unexercisable shares times the difference between the closing price on December 29, 2000 ($46.56 per share) and the exercise price for the March 12, 1999 options ($39.6563 per share), and the July 15, 1999 options ($40.0625 per share).

 Retirement Plans

  Cox Communications, Inc. Pension Plan. The Cox Communications, Inc. Pension Plan is a tax qualified, defined benefit pension plan. The Pension Plan covers all eligible employees of Cox and any of its affiliates who have adopted the Pension Plan (including the Named Executive Officers). The Pension Plan is funded through a tax exempt trust, into which contributions are made as necessary based on an actuarial funding analysis.

  The Pension Plan provides for the payment of benefits upon retirement, early retirement, death, disability and termination of employment. Participants become vested in their benefits under the Pension Plan after completing five years of vesting service. Generally, the Pension Plan benefit is determined under a formula based on a participant's compensation and years of benefit accrual service. Participants may elect from several optional forms of benefit distribution, although special rules restrict the choices of married participants without spousal consent.

  Cox Executive Supplemental Plan. The Cox Executive Supplemental Plan is a non-qualified, defined benefit pension plan providing supplemental retirement benefits to certain management employees of Cox Enterprises and certain of its affiliates (including the Named Executive Officers). The Executive Supplemental Plan is administered by the Management Committee of Cox Enterprises whose members are appointed by the Cox Enterprises Board of Directors. The Management Committee of Cox Enterprises designates management employees to participate in the Executive Supplemental Plan.

  The Executive Supplemental Plan monthly benefit formula, payable at normal retirement, is 2.5% of a participant's average compensation, as calculated in the Executive Supplemental Plan, multiplied by the participant's years of benefit accrual service credited under the Executive Supplemental Plan. The normal retirement benefit will not exceed 50% of a participant's average compensation at retirement. Benefits payable with respect to early retirement are reduced to reflect an earlier commencement date. Special disability, termination of employment and death benefits also are provided. All benefits payable under the Executive Supplemental Plan are reduced by benefits payable to the participant under the Pension Plan. Participants may elect among several forms of benefit distributions. The Executive Supplemental Plan is not funded currently by Cox Enterprises. All payments of benefits are made from the general funds of Cox Enterprises.

  The following table provides estimates of annual retirement income payable to certain executives under the Pension Plan and the Executive Supplemental
Plan:

              PENSION PLAN AND EXECUTIVE SUPPLEMENTAL PLAN TABLE

                                                     Years of Service
                                           ------------------------------------
Final Average Compensation (5 years)          5       10       15    20 or more
------------------------------------       ------- -------- -------- ----------
$150,000.................................. $18,750 $ 37,500 $ 56,250  $ 75,000
 250,000..................................  31,235   62,500   93,750   125,000
 350,000..................................  43,750   87,500  131,250   175,000
 450,000..................................  56,250  112,500  168,750   225,000
 550,000..................................  68,750  137,500  206,250   275,000
 650,000..................................  81,250  162,500  243,750   352,000
 750,000..................................  93,750  187,500  281,250   375,000

  The Named Executive Officers have been credited with the following years of service: Mr. Robbins, 17 years; Mr. Esser, 20 years; Mr. Kroeger, 25 years; Mr. Hayes, 21 years; and Ms. Bellville, 5 years. The Pension Plan and the Executive Supplemental Plan define "compensation" generally to include all remuneration to an employee for services rendered, including base pay, bonuses, special forms of pay and certain employee deferrals. Certain forms of additional compensation, including severance, moving expenses, extraordinary bonuses, long-term incentive compensation and contributions to employee benefit plans, are excluded from the definition of compensation. The Pension Plan credits compensation only up to the limit of covered compensation under
Section 401(a)(17) of the Internal Revenue Code; the Executive Supplemental Plan does not impose this limit on covered compensation. The definition of "covered compensation" under the Pension Plan and the Executive Supplemental Plan, in the aggregate, is not substantially different from the amounts reflected in the Annual Compensation columns of the Summary Compensation Table set forth above. The estimates of annual retirement benefits reflected in the Pension Plan and Executive Supplemental Plan Table are based on payment in the form of a straight-life annuity and are determined after offsetting benefits payable from Social Security as provided under the terms of the Pension Plan and the Executive Supplemental Plan.

Performance Graph

  The following graph compares, for the period beginning on December 29, 1995 and ending on December 31, 2000, the cumulative total return of the Class A Common Stock to the cumulative total returns on Standard & Poor's 500 Stock Index and Standard & Poor's Broadcast Media Index. The comparison assumes $100 was invested on December 29, 1995 in the Class A Common Stock and in each of the foregoing indices and that all dividends were reinvested.

[Performance Graph Appears Here]

                 12/95    Jun-96   Dec-96    Jun-97    Dec-97    Jun-98
                -------   ------   ------    ------    ------    ------
Cox             $100.00   110.90   118.60    123.08    205.46    248.40
S&P 500         $100.00   108.88   121.60    146.66    162.17    190.90
S&P Broadcast   $100.00    91.48    81.97     92.88    134.80    176.82

                Dec-98    Jun-99    Dec-99    Jun-00    Dec-00
                ------    ------    ------    ------    ------
Cox             354.49    377.56    528.21    467.15    477.57
S&P 500         208.52    234.33    252.40    251.34    229.42
S&P Broadcast   209.27    291.84    365.33    325.29    263.81

Compensation Committee Interlocks and Insider Participation

  The Compensation Committee consists of Rodney W. Schrock (Chair), Janet M. Clarke and Andrew J. Young, all of whom are independent directors.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

 Compensation Policies

  The Compensation Committee administers compensation for executive officers. The Committee believes it serves the stockholders well by administering executive pay programs that are competitive with industry standards, variable with annual performance, and focused on stockholder value.

  In developing compensation plans and reviewing compensation levels, the Committee reviews competitive compensation data provided in the Towers Perrin Media Industry Survey. This survey allows Cox to examine compensation levels at companies with which Cox competes for talent in the marketplace. Where necessary, survey information is supplemented by proxy statement analysis.

 Executive Officers' Compensation

  The total compensation of executive officers consists of three components:

  . base salary;

  . annual incentive compensation; and

  . long-term incentive awards.

  The philosophy of the Committee is that a substantial portion of total compensation should be at risk based on Cox's financial and operational performance. The at-risk components of total compensation are progressively greater for higher level positions.

 Base Salary

  Base salary is designed to provide meaningful levels of compensation to executives, while helping Cox manage its fixed costs. Salaries for top executives are determined annually, and are based on:

  . job scope and responsibilities;

  . length of service;

  . corporate, unit, and individual performance;

  . competitive rates for similar positions as indicated by the Towers Perrin
    Media Industry Survey; and

  . subjective factors.

  In general, executive base salaries are targeted to the 75th percentile of the competitive data.

 Annual Incentive Compensation

  Short-term incentives for 2000 were provided for executive officers under the "Annual Incentive Program." Participation in the Annual Incentive Program is limited to a group of senior managers, including the Named Executive Officers other than Mr. Robbins, who have a material impact on Cox's performance. Awards earned under the Program are contingent upon employment with Cox through the end of the year, except for payments made in the event of death, retirement, disability, or in the event of a change in control. Short-term incentives were provided to Mr. Robbins under the Cox Communications, Inc. Annual Incentive Plan (the "Annual Incentive Plan"). See "-- Chief Executive Officer Compensation."

  Payouts under the Annual Incentive Program for 2000 were calculated under a formula based on:

  . annual base salary;

  . a specific percentage of base salary, which increases for higher level positions commensurate with the greater percentage of compensation at risk for those with greater responsibilities; and

  . actual performance in the area of operating cash flow and increases in revenue generating units.

In addition, the Committee's judgment as to the participant's contribution to results during the year is considered, and a discretionary award in the form of restricted stock may be made.

  Awards under the Annual Incentive Program are based on the achievement of goals relating to performance in the fiscal year. Objective performance goals are set to represent a range of performance, with the level of the associated incentive award varying with different levels of performance achievement. The "minimum" goal is set to reflect the minimum acceptable levels of performance which will warrant payment of incentive awards. The "maximum" goal reflects an ambitious level of performance which would only be attainable in an outstanding year.

 Long-Term Incentive Compensation

  Long-term incentives generally are provided through the issuance of non-qualified stock options for Class A Common Stock under the LTIP. A stock option permits the holder to buy Cox stock at a specific price during a specific period of time. If the price of Class A Common Stock rises, the option increases in value. The intent of such awards is to provide the recipient with an incentive to perform at levels that will result in better company performance and enhanced stock value. In general, stock option awards are issued annually with an exercise price equal to the market price of the Class A Common Stock at the time of award.

  All options issued in 1998, 1999 and 2000 have a ten-year term. To encourage continued employment with Cox, these options were designed to vest over a five-year period, with 60% becoming exercisable three years after the date of grant and an additional 20% becoming exercisable each year thereafter. However, for all options granted through May of 1999 and on July 15, 1999, no sooner than six months after the grant date of the options, if the stock price achieves and for a period of ten consecutive trading days maintains a level equal to or greater than 140% of the price on the grant date, vesting accelerates and these options become fully exercisable. Due to the performance of Cox's stock price, all options issued in 1998 through February 1, 1999 have vested.

  To ensure that executive officers and key management employees retain significant holdings in Cox, the Committee encourages them to own Cox stock with a value equal to one to three times their base salary, depending upon their position. For purposes of these guidelines, an employee's holdings include Cox's Class A Common Stock (excluding restricted stock and shares subject to unexercised options) and Cox Enterprises' common stock received as awards under the Cox Enterprises, Inc. Unit Appreciation Plan.

 Chief Executive Officer Compensation

  The executive compensation policy previously described is applied in establishing Mr. Robbins' compensation each year, except that Mr. Robbins' annual bonus for 2000 was determined in accordance with the terms of the Annual Incentive Plan. Under the Annual Incentive Plan, the amount of Mr. Robbins' annual bonus for fiscal year 2000 was based on the percentage of the Operating Cash Flow Budget and the increase in Revenue Generating Units (each as defined in the Annual Incentive Plan) achieved by Cox for the fiscal year in accordance with pre-established performance goals determined by the Committee. The Annual Incentive Plan is designed so that awards payable thereunder will be deductible by Cox under Section 162(m) of the Internal Revenue Code as "performance-based compensation." Except for the Annual Incentive Plan, Mr. Robbins participated in the same executive compensation plans available to Cox's other executive officers.

  In 2000, Mr. Robbins had a base salary of $902,720. On the basis of Cox's performance versus established goals, the Committee has determined that Mr. Robbins has earned a bonus under the Annual Incentive Plan for fiscal year 2000 of $807,014. Effective January 1, 2000, Mr. Robbins also was granted long-term incentive awards under the LTIP in the form of stock options for 110,000 shares of Class A Common Stock.

 Tax Deductibility Considerations

  Section 162(m) of the Internal Revenue Code limits the deductibility of compensation in excess of $1 million paid to the executive officers named in this Proxy Statement, unless certain requirements are met. It is the present intention of the Compensation Committee of Cox to preserve the deductibility of compensation under Section 162(m) to the extent the Committee believes that doing so would be consistent with the best interests of the stockholders. As such, long-term incentive compensation awards, particularly stock option awards, generally are designed to meet the requirements for deductibility under Section 162(m) as are bonus payments under the Annual Incentive Plan.

                           Rodney W. Schrock (Chair)
                                Janet M. Clarke
                                Andrew J. Young

                             CERTAIN TRANSACTIONS

  Cox Enterprises performs day to day cash management services for Cox, with settlements of outstanding balances between Cox and Cox Enterprises occurring periodically at market interest rates. The amounts due to Cox Enterprises are generally due on demand and represent the net of various transactions. Outstanding amounts due from Cox Enterprises bear interest equal to Cox Enterprises' current commercial paper borrowing rate and outstanding amounts due to Cox Enterprises bear interest at 50 basis points above Cox Enterprises' commercial borrowing rate. As of January 31, 2001, amounts due to Cox were approximately $166.6 million. Cox Enterprises provides certain other management services to Cox, including legal, corporate secretarial, tax, internal audit, risk management, employee benefit (including pension plan) administration and other support services. Cox was allocated expenses for the year ended December 31, 2000 of approximately $3.9 million related to these services. Cox pays rent and certain other occupancy costs to Cox Enterprises for its home office facilities. Related rent and occupancy expense for the year ended December 31, 2000 was approximately $6.0 million. Allocated expenses are based on Cox Enterprises' estimate of expenses relative to the services provided to other subsidiaries of Cox Enterprises. Rent and occupancy expense is allocated based on occupied space. Cox believes that these allocations were made on a reasonable basis. However, the allocations are not necessarily indicative of the level of expenses that might have been incurred had Cox contracted directly with third parties. There has been no study or any attempt to obtain quotes from third parties to determine what the cost of obtaining such services from third parties would have been. The fees and expenses to be paid by Cox to Cox Enterprises are subject to change.

  Cox has agreed to enter into a series of local joint ventures with Cox Interactive Media, Inc., an indirect, wholly owned subsidiary of Cox Enterprises, to develop, operate and promote advertising supported local Internet content or "City Sites" in the markets where Cox operates cable television systems featuring high speed Internet access. Cox is a 49% equity holder in the joint ventures, has contributed approximately $22.3 million in the aggregate and has agreed to certain non-compete provisions. Cox Interactive Media is a 51% equity holder in the joint ventures and is responsible for day to day operations of the joint ventures.

  In February 2001, Cox Enterprises issued exchangeable senior notes in a transaction exempt from the registration requirements of the Securities Act of 1933. The exchangeable notes are exchangeable at the option of the holder and are exchangeable, at Cox Enterprises' option, into Cox Class A Common Stock currently held by Cox Enterprises or cash. In addition, Cox Enterprises has the right, under certain circumstances, to redeem the exchangeable senior notes by delivering Cox Class A Common Stock, paying cash, or a combination thereof. In connection with the Cox Enterprises offering, Cox has agreed to file a shelf registration statement to register the resale of any shares of Cox Class A Common Stock issuable upon exchange of the exchangeable senior notes on or before May 24, 2001, and to use reasonable efforts to have this registration statement declared effective by the Securities and Exchange Commission on or before August 22, 2001. Cox Enterprises will pay all expenses of the shelf registration statement and Cox will not be liable for any damages, monetary or otherwise, with respect to these registration obligations.

                   APPROVAL OF THE COX COMMUNICATIONS, INC.
                 AMENDED AND RESTATED LONG-TERM INCENTIVE PLAN

                               (Proposal No. 2)

  The Compensation Committee of the Board of Directors has amended and restated the Cox Communications, Inc. Long-Term Incentive Plan, subject to approval by the stockholders of Cox at the 2001 Annual Meeting.

  Plan Administration. The purpose of the Cox Communications, Inc. Amended and Restated Long-Term Incentive Plan (the "Long-Term Incentive Plan") is to advance the interests of Cox by providing incentives to certain employees of Cox and its subsidiaries through awards of various forms of equity-based compensation.

The Long-Term Incentive Plan is administered by the Compensation Committee of the Board of Directors. The Compensation Committee has sole discretion, subject to the terms of the Long-Term Incentive Plan, to determine the amounts and types of awards to be made, set the terms, conditions and limitations applicable to each award, and prescribe the form of the instruments embodying any award. Certain functions under the Long-Term Incentive Plan may be delegated by the Compensation Committee to any person or persons, and pursuant to this authority, the Compensation Committee has delegated certain administrative and other functions to a Management Committee. The Board of Directors has the right to amend, modify, suspend or terminate the Long-Term Incentive Plan at any time without notice, provided that no participant's rights in an existing award may be adversely affected without his or her consent. Any amendment or similar action will be submitted for stockholder approval if required by law, regulation, or rule of any stock exchange on which Cox's Class A Common Stock is traded.

  Types and Number of Awards Under the Plan. Twenty-four million (24,000,000) shares of Cox's Class A Common Stock are reserved for issuance under the Long-Term Incentive Plan. Of this total, 3,906,139 shares have been issued previously pursuant to awards under the Long-Term Incentive Plan, 8,416,471 shares are subject to outstanding options or other awards, and 11,677,390 shares will be available for future issuance. If any shares to be awarded under the Long-Term Incentive Plan are forfeited, those shares may be added to the remaining share total and re-granted.

  No participant may be granted more than 250,000 shares subject to any combination of performance-based awards, restricted stock, or other stock-based awards that are subject to performance criteria in any given year. The maximum payout for any participant for a performance-based award paid in cash is 100 percent of the participant's January 1 base salary for the year of the payment. No participant may receive more than 500,000 options in any given year.

  All of the share totals described above will be adjusted by the Compensation Committee in its discretion to reflect any change in the number of shares of Class A Common Stock due to any stock dividend, stock split, combination, recapitalization, merger, spin-off, or similar corporate transaction.

  Eligibility. The Compensation Committee or the Management Committee, as appropriate, is authorized to grant awards under the Long-Term Incentive Plan to any officer or other employee of Cox and its subsidiaries who is selected to receive an award. This group of eligible participants consists of approximately 3,000 individuals.

  Duration of Options. No stock option may be exercised more than 10 years after the date of grant, and all stock appreciation rights will expire not later than 10 years after the date of grant.

  Vesting and Exercise of Options. Options become exercisable when they have vested. Vesting schedules are set forth in an agreement or notice of award. Awards typically provide that a participant who terminates employment for reasons other than for cause, retirement, death, permanent disability or transfer to an affiliated company will have 90 days to exercise any vested stock options, and any unvested stock options will be forfeited. A participant who is terminated for cause will forfeit all benefits under the Long-Term Incentive Plan, and all options (both vested and unvested) will be cancelled.

  Payment for Options. The exercise price of any stock option awarded under the Long-Term Incentive Plan will be determined by the Compensation Committee. Except for certain awards substituted for or granted in tandem with previously issued awards, the exercise price will not be less than the fair market value of Cox's Class A Common Stock on the date of grant. Participants may exercise an option by making payment in any manner specified by the Compensation Committee, including without limitation by tendering previously owned shares of Class A Common Stock or by "cashless exercise."

  Stock Appreciation Rights. A stock appreciation right gives the participant the right to receive upon exercise the excess of the fair market value of a share of stock on a specified date over the grant price. Except for certain awards substituted for or granted in tandem with previously issued awards, the grant price will be not less than the fair market value of Cox's Class A Common Stock on the date of grant. The Compensation Committee has the discretion to determine the manner in which stock appreciation rights may be paid, including in cash, shares or a combination thereof.

  Restricted Stock. The Compensation Committee or the Management Committee, as appropriate, may authorize awards of restricted stock, including performance-based restricted stock. Restricted stock awards may be made for no consideration. Restricted stock is common stock that is non-transferable and subject to other restrictions for a specified period. Unless the Compensation Committee or the Management Committee, as appropriate, determines otherwise, or specifies otherwise in an award agreement, if the participant terminates employment during the restricted period, then the restricted stock will be forfeited. Performance-based restricted stock may be subject to additional risk of forfeiture during the restricted period until and unless certain conditions are met. These conditions are established by the Compensation Committee or the Management Committee, as appropriate, and may include the performance criteria described below.

  Deferred Stock. The Compensation Committee or the Management Committee, as appropriate, may authorize grants of rights to receive shares of common stock at the end of a specified deferral period. Awards of deferred stock may be made for no consideration or for an amount that is less than the fair market value on the date of grant. Unless the Compensation Committee or the Management Committee, as appropriate, determines otherwise, or specifies otherwise in an award agreement, if the participant terminates employment during the deferral period, then the award will be forfeited.

  Performance-Based Awards. The Compensation Committee or the Management Committee, as appropriate, may grant awards that specify performance criteria to be achieved as a condition to vesting or payment, including awards of performance-based restricted stock. For purposes of the Long-Term Incentive Plan, "performance criteria" mean pre-established objective performance goals consisting of one or more of the following: revenue, cash flow, economic profit, return on investment, number of subscribers, revenue generating units, customer service, net income, earnings per share, stock price, and total shareholder return. The Compensation Committee or the Management Committee, as appropriate, may utilize other criteria for the purpose of reducing, but not increasing, any performance-based award.

  Assignment and Transfer. Unless otherwise determined by the Compensation Committee or the Management Committee, as appropriate, awards generally are not assignable or transferable, except by will or by the laws of descent and distribution, provided that a participant may designate a beneficiary to exercise the participant's rights, and receive any distribution, in the event of death. No right or interest of a participant in any award may be pledged or encumbered, or made subject to any lien, obligation or liability of the participant.

  Estimate of Benefits. The number of stock options, stock appreciation rights and other awards that would be granted to officers and other employees under the Long-Term Incentive Plan is not currently determinable. During 2000, options were awarded under the Cox Communications, Inc. Long-Term Incentive Plan to the Chief Executive Officer and the other Named Executive Officers in the amounts shown in the table on page 11 of this Proxy Statement. In 2000, 273,000 options were awarded to current executive officers as a group, 1,681,728 options were awarded to approximately 920 non-executive officer employees, and 13,509 shares of restricted stock were awarded to three non-executive officer employees.

  Federal Income Tax Consequences to the Company and the Participants. Some of the options granted under the Long-Term Incentive Plan may be incentive stock options ("ISOs") within the meaning of Section 422 of the Internal Revenue Code. Under present federal tax laws, there are no federal income tax consequences to either Cox or the participant upon the grant or exercise of an ISO. If the participant does not dispose of the stock acquired through the ISO for two years from the date of grant or one year from the date of exercise, then any gain realized from a subsequent disposition would constitute long-term capital gain to the participant. If the participant does dispose of the stock prior to the expiration of either holding period, any gain equal to the excess of the fair market value of the stock on the date of exercise (or, if less, the amount realized on the disposition of the stock if a sale or exchange) over the option price would constitute ordinary income to the participant. Any additional gain realized upon the disposition would be taxable either as a short-term capital gain or a long-term capital gain, depending on how long the participant held the stock.

  Cox generally is not entitled to an income tax deduction for the grant of an ISO or as a result of either the participant's exercise of an ISO or the participant's sale of the stock acquired upon the exercise of an ISO. However, if the participant sells the stock either within two years from the date of grant or within one year from the date of exercise, then the ISO is treated for federal income tax purposes as if it were a nonqualified stock option and Cox will be entitled to a federal income tax deduction equal to the amount of income recognized by the participant.

  Stock options that do not constitute ISOs ("nonqualified options") may also be granted under the Long-Term Incentive Plan. Under present federal tax laws, there are no federal income tax consequences to either Cox or the participant upon the grant of a nonqualified option. However, the participant will recognize ordinary income upon the exercise of a nonqualified option in an amount equal to the excess of the fair market value of the stock at the time of exercise over the option price, and Cox will receive a corresponding deduction. Any gain realized upon a subsequent disposition of the stock will constitute either a short-term or long-term capital gain to the participant, depending on how long it is held.

  Unless the participant makes a special tax election, restricted stock awards are not taxable to the participant as long as the shares remain nontransferable and subject to a substantial risk of forfeiture. When these transferability restrictions and forfeiture risks lapse or are removed, the participant at the time of such lapse or removal generally will recognize as ordinary income the fair market value of the stock, less any amounts that were paid to acquire the stock. Cox will receive a federal income tax deduction equal to the amount of ordinary income recognized by the participant.

  No taxable income is recognized upon the grant of a stock appreciation right. Upon the exercise of a stock appreciation right, the participant will recognize as ordinary income the amount of any cash received, plus the fair market value of any stock acquired (less any amount required to be paid by the participant). Cox will receive a federal income tax deduction equal to the amount of ordinary income recognized by the participant.

  Payment of cash and outright grants of stock will be taxed as ordinary income at the time the cash or stock is received, and Cox will be entitled to a corresponding deduction equal to the amount of income recognized by the participant.

  The average of the high and low market price of Cox's Class A Common Stock as reported on the New York Stock Exchange composite transactions listing for February 28, 2001 was $41.65 per share.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

                       SELECTION OF INDEPENDENT AUDITORS

                               (Proposal No. 3)

  The Board of Directors has selected the firm of Deloitte & Touche LLP, independent certified public accountants, as our independent auditors for the year ending December 31, 2001. Deloitte & Touche LLP has audited the consolidated financial statements of Cox since the fiscal year ending December 31, 1995. Deloitte & Touche LLP (or one of its predecessors) has audited the consolidated financial statements of Cox Enterprises for many years.

  Ratification of this appointment shall be effective upon receiving the affirmative vote of the holders of a majority of the voting power of the Class A Common Stock, Class C Common Stock and Series A Convertible Preferred Stock present or represented by proxy and entitled to vote at the Annual Meeting.

  A representative of Deloitte & Touche LLP will be present at the Annual Meeting, will be offered the opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions. In the event the appointment is not ratified, the Board of Directors will consider the appointment of other independent auditors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

Other Matters

  Management does not know of any other matters to be considered at the Annual Meeting. If any other matters do properly come before the meeting, the persons named in the accompanying form of proxy intend to vote thereon in accordance with their best judgment, and the discretionary authority to do so is included in the proxy.

Annual Report on Form 10-K

  Cox's Summary Annual Report to Stockholders and Annual Report on Form 10-K as filed with the Securities and Exchange Commission are being delivered to stockholders with this Proxy Statement.

Transfer Agent and Registrar

  Cox's transfer agent and registrar is First Chicago Trust Company of New York, a division of EquiServe LLP, 525 Washington Boulevard, Suite 4694, Jersey City, New Jersey 07310.

Submission of Stockholder Proposals

  It is anticipated that the 2002 Annual Meeting of Stockholders of Cox will be held in May 2002. Any stockholders who intend to present proposals at the 2002 Annual Meeting, and who wish to have such proposals included in Cox's Proxy Statement for the 2002 Annual Meeting, must ensure that Cox's Corporate Secretary receives such proposals not later than December 1, 2001. Such proposals must meet the requirements set forth in the rules and regulations of the Securities and Exchange Commission in order to be eligible for inclusion in Cox's 2002 proxy materials. Any stockholder proposals that a stockholder intends to present at the 2002 Annual Meeting, other than through inclusion in the proxy materials, must be received at least 30 (but not more than 60) days prior to the scheduled date of the 2002 Annual Meeting.

                                          By Order of the Board of Directors
                                          /s/ Andrew A. Merdek
                                          Andrew A. Merdek
                                          Corporate Secretary

Atlanta, Georgia
March 30, 2001

                                                                     APPENDIX A

                           COX COMMUNICATIONS, INC.

                            Audit Committee Charter

  The Board of Directors shall annually appoint at least three Directors to serve as Members of its Audit Committee until their term as Director expires and their respective successors have been appointed, including one such Member as Chairperson. The Chairperson shall be responsible for leadership of the Committee, including presiding over meetings and reporting to the Board. In the event that the Chairperson is unable to perform at any time for any reason, he or she or the Chairman of the Board may designate another Committee Member to act as Chairperson in his or her absence. The Chairperson or his or her designee will also maintain liaison with the CEO, CFO, the lead independent audit partner and the director of internal audit.

Role and Independence

  The Audit Committee of the Board of Directors assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and reporting practices of Cox Communications, Inc. and such other duties as directed by the Board. The membership of the Committee shall consist of Directors who, in the business judgment of the Board, are generally knowledgeable in financial and auditing matters, including at least one Member with, in the business judgment of the Board, accounting or related financial management expertise and shall otherwise meet the independence, financial literacy and financial management expertise requirements for serving on audit committees as set forth in the Corporate Governance Standards of the New York Stock Exchange. Each Member shall be free of any relationship that, in the business judgment of the Board, would interfere with his or her individual exercise of independent judgment.

  The Committee shall maintain free and open communication with the independent auditors (including private executive sessions at least annually), the internal auditors and management of the corporation. In discharging this oversight role, the Committee is empowered to investigate any matter brought to its attention, with full power to retain outside counsel or other experts for this purpose.

Responsibilities

  The Audit Committee's primary responsibilities include:

  . Recommending at least annually to the Board the independent auditor to be selected and retained to audit the financial statements of the corporation. As a prerequisite to such recommendation, the Committee will request from the independent auditor a written affirmation that the independent auditor is in fact independent, discuss with the independent auditor any relationships that may impact the independent auditor's independence, consider the compatibility of any non-audit services with such independence, and recommend to the Board any actions necessary to oversee the independent auditor's independence.

  . Overseeing the independent auditor relationship by discussing with the independent auditor at least annually the nature and rigor of the audit process, receiving and reviewing audit reports, approving audit fees and non-audit fees, if any, and providing the independent auditor full access to the Committee (and the Board) to report on any and all appropriate matters.

  . Providing guidance and oversight to the internal audit activities of the corporation, including reviewing the organization, plans and results of such activity.

  . Reviewing the audited financial statements and discussing them with management and the independent auditor. These discussions shall include consideration of the quality of the Company's accounting principles as applied in its financial reporting, including review of estimates, reserves, accruals and other judgmental areas, review of audit adjustments whether or not recorded and such other inquiries as may be appropriate. Based on this review, the Committee shall make its recommendation to the Board as to the inclusion of the Company's audited financial statements in the Company's annual report on Form 10-K.

  . Reviewing the interim quarterly financial statements with financial management and the independent auditor prior to filing or prior to the release of earnings. This quarterly financial review may be performed by the Committee as a whole or, at his or her discretion, by its Chairperson or his or her designee acting on its behalf.

  . Discussing with management, the internal auditors and the independent auditor, the quality and adequacy of the Company's internal controls.

  . Reporting Audit Committee activities to the full Board.

  . Issuing a shareholder report annually to be included in the proxy statement (including appropriate oversight conclusions) beginning with proxy statements relating to shareholder votes after December 15, 2000. The shareholder report shall indicate whether, based on the review and discussions, the Committee recommended to the Board that the audited financial statements be included in the annual report on Form 10-K. The shareholder report shall state whether the Committee considered the compatibility of any non-audit services provided by the independent auditors with the independence of the independent auditors. The shareholder report shall also include a discussion of whether the Audit Committee reviewed and discussed audited financial statements with management and independent auditors, discussed Statement on Auditing Standard #61 matters (Communication with Audit Committees) and independence issues with independent auditors, and received the communications from independent auditors required by Independence Standards Board Standard #1.

  . Fair and impartial review and oversight of related party transactions consistent with (S)307 of the Listed Company Manual of the New York Stock Exchange.

  . Reviewing the activities of the Company's Risk Committee.

  . Reviewing this Charter annually to assess its adequacy, and updating it as necessary.

                                                                      APPENDIX B

                           COX COMMUNICATIONS, INC.
                 AMENDED AND RESTATED LONG-TERM INCENTIVE PLAN

   SECTION 1. Purpose. The purpose of this Long-Term Incentive Plan (the "Plan") of Cox Communications, Inc. (the "Corporation") is (a) to promote the identity of interests between shareholders and employees, of the Corporation by encouraging and creating significant ownership of Common Stock of the Corporation by officers and other employees of the Corporation and its subsidiaries; (b) to enable the Corporation to attract and retain qualified officers and employees who contribute to the Corporation's success by their ability, ingenuity and industry; and (c) to provide meaningful long-term incentive opportunities for officers and other employees who are responsible for the success of the Corporation and who are in a position to make significant contributions toward its objectives.

   SECTION 2. Definitions. In addition to the terms defined elsewhere in the Plan, the following shall be defined terms under the Plan:

   2.01. "Award" means any Performance Award, Option, Stock Appreciation Right, Restricted Stock, Deferred Stock, Dividend Equivalent, or Other Stock-Based Award, or any other right or interest relating to Shares or cash, granted to a Participant under the Plan.

   2.02. "Award Agreement" means any written agreement, contract or other instrument or document evidencing the terms and conditions of an individual Award. Each Award Agreement shall be subject to the terms and conditions of the Plan.

   2.03.  "Board" means the Board of Directors of the Corporation.

   2.04. "Code" means the Internal Revenue Code of 1986, as amended from time to time. References to any provision of the Code shall be deemed to include successor provisions thereto and regulations thereunder.

   2.05. "Committee" means the committee designated by the Board to administer the Plan, or another committee to which certain administrative or other functions have been delegated consistent with the terms of the Plan.

   2.06. "Corporation" is defined as Cox Communications, Inc. or any successor to it in ownership of substantially all of its assets, whether by merger, consolidation or otherwise.

   2.07. "Covered Employee" means the chief executive officer and the officers of the Corporation for whom total compensation is required to be reported to shareholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code, and successor provisions.

   2.08. "Deferred Stock" means a right, granted to a Participant under Section 6.05, to receive Shares at the end of a specified deferral period.

   2.09.  "Dividend Equivalent" means a right, granted to a Participant under
Section 6.03, to receive cash, Shares, other Awards, or other property equal in value to dividends paid with respect to a specified number of Shares.

   2.10. "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time. References to any provision of the Exchange Act shall be deemed to include successor provisions thereto and regulations thereunder.

   2.11. "Fair Market Value" means, with respect to Shares, Awards or other property, the fair market value of such Shares, Awards or other property determined by such methods or procedures as shall be established from time to time by the Committee. Unless otherwise determined by the Committee, the Fair Market Value of Shares as of any date shall be the average of the high and the low sales price on that date of a Share as reported in the New York Stock Exchange Composite Transaction Report; provided, that if there were no sales on the valuation date but there were sales on dates within a reasonable period both before and after the valuation date, the Fair Market Value is the weighted average of the high and low sale prices on the nearest date before and the nearest date after the valuation date. The average is to be weighted inversely by the respective numbers of trading days between the selling dates and the valuation date.

   2.12. "Incentive Stock Option" means an Option that is intended to meet the requirements of Section 422 of the Code.

   2.13. "Non-Qualified Stock Option" means an Option that is not intended to be an Incentive Stock Option.

   2.14. "Option" means a right, granted to a Participant under Section 6.06, to purchase Shares, other Awards, or other property at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option.

   2.15. "Other Stock-Based Award" means a right, granted to a Participant under Section 6.08, that relates to or is valued by reference to Shares.

   2.16. "Participant" means a person who, as an officer or employee of the Corporation or any Subsidiary, has been granted an Award under the Plan.

   2.17.  "Performance Award" means a right, granted to a Participant under
Section 6.02, to receive cash, Shares, other Awards, or other property the payment of which is contingent upon achievement of performance goals specified by the Committee.

   2.18. "Performance-Based Restricted Stock" means Restricted Stock that is subject to a risk of forfeiture if specified performance criteria are not met within the restriction period.

   2.19. "Plan" is the Cox Communications, Inc. Amended and Restated Long-Term Incentive Plan.

   2.20. "Restricted Stock" means Shares granted to a Participant under Section 6.04, that are subject to certain restrictions and to a risk of forfeiture.

   2.21. "Rule 16b-3" means Rule 16b-3, as from time to time amended, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

   2.22. "Shares" means the Class A Common Stock of the Corporation and such other securities of the Corporation as may be substituted for Shares or such other securities pursuant to Section 10.

   2.23. "Stock Appreciation Right" means a right, granted to a Participant under Section 6.07, to be paid an amount measured by the appreciation in the Fair Market Value of Shares from the date of grant to the date of exercise of the right, with payment to be made in cash, Shares, other Awards, or other property as specified in the Award or determined by the Committee.

   2.24. "Subsidiary" means any corporation (other than the Corporation) with respect to which the Corporation owns, directly or indirectly, 50% or more of the total combined voting power of all classes of stock.

   2.25.  "Year" means a calendar year.

   SECTION 3.  Administration.

   3.01. Authority of the Committee. The Plan shall be administered by the Committee. Each Award shall be evidenced by an Award Agreement, executed by the Corporation and the Participant, in a form satisfactory to the Committee. The Committee shall have full and final authority to take the following actions, in each case subject to and consistent with the provisions of the Plan:

          (i)  to select and designate Participants;

          (ii) to determine the type or types of Awards to be granted to each Participant;

          (iii) to determine the number of Awards to be granted, the number of Shares to which an Award will relate, the terms and conditions of any Award granted under the Plan (including, but not limited to, any exercise price, grant price, or purchase price, any restriction or condition, any schedule for lapse of restrictions or conditions relating to transferability or forfeiture, exercisability, or settlement of an Award, and waivers or accelerations thereof, and waiver of performance conditions relating to an Award, based in each case on such considerations as the Committee shall determine), and all other matters to be determined in connection with an Award;

          (iv) to determine whether, to what extent, and under what circumstances an Award may be settled, or the exercise price of an Award may be paid, in cash, Shares, other Awards, or other property, or an Award may be cancelled, forfeited or surrendered;

          (v) to determine whether, to what extent, and under what circumstances cash, Shares, other Awards, or other property payable with respect to an Award will be deferred either automatically, at the election of the Committee or at the election of the Participant;

          (vi) to prescribe the form of each Award Agreement, which need not be identical for each Participant;

          (vii) to adopt, amend, suspend, waive and rescind such rules and regulations and appoint such agents as the Committee may deem necessary or advisable to administer the Plan;

          (viii) to correct any defect or supply any omission or reconcile any inconsistency in the Plan and to construe and interpret the Plan and any Award, rules and regulations, Award Agreement or other instrument hereunder; and

          (ix) to make all other decisions and determinations as may be required under the terms of the Plan or as the Committee may deem necessary or advisable for the administration of the Plan.

   3.02. Manner of Exercise of Committee Authority. Except to the extent specifically reserved to another entity under the terms of the Plan or applicable law, the Committee shall have sole discretion in exercising its authority under the Plan. Any action of the Committee with respect to the Plan shall be final, conclusive and binding on all persons, including the Corporation, Subsidiaries, Participants and any person claiming any rights under the Plan from or through any Participant. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. A memorandum signed by all members of the Committee shall constitute the act of the Committee without the necessity, in such event, to hold a meeting. The Committee may delegate to officers or managers of the Corporation or any Subsidiary the authority to perform administrative functions under the Plan, subject to such terms as the Committee shall determine. Notwithstanding any provisions of the Plan to the contrary, the Committee may delegate any or all of its authority under the terms of the Plan to any person or persons the Committee shall from time to time designate.

   3.03. Limitation of Liability. Each member of the Committee shall be entitled to, in good faith, rely or act upon any report or other information furnished to him by any officer or other employee of the Corporation or any Subsidiary, the Corporation's independent certified public accountants, legal counsel or any executive compensation consultant or other professional retained by the Corporation to assist in the administration of the Plan. No member of the Committee, nor any officer or employee of the Corporation acting on behalf of the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Committee and any officer or employee of the Corporation acting on their behalf, shall, to the extent permitted by law, be fully indemnified and protected by the Corporation with respect to any such action, determination, or interpretation.

   SECTION 4.  Shares Subject to the Plan. Subject to adjustment as provided in
Section 10, the total number of Shares reserved and available for Awards under the Plan shall be 24,000,000. For purposes of this Section 4, the number of and time at which Shares shall be deemed to be subject to Awards and therefore counted against the number of Shares reserved and available under the Plan shall be the earliest date at which the Committee can reasonably estimate the number of Shares to be distributed in settlement of an Award or with respect to which payments will be made; provided that, subject to the requirements of Rule 16b-3, the Committee may adopt procedures for the counting of Shares relating to any Award for which the number of Shares to be distributed or with respect to which payment will be made cannot be fixed at the date of grant to ensure appropriate counting, avoid double counting (in the case of tandem or substitute awards), and provide for adjustments in any case in which the number of Shares actually distributed or with respect to which payments are actually made differs from the number of Shares previously counted in connection with such Award.

   The Shares subject to the Plan may be unissued Shares or reacquired Shares, bought on the open market or otherwise. If any Shares to which an Award relates are forfeited or the Award is settled or terminates without a distribution of Shares (whether or not cash, other Awards, or other property is distributed with respect to such Award), any Shares counted against the number of Shares reserved and available under the Plan with respect to such Award shall, to the extent of any such forfeiture, settlement or termination, again be available for Awards under the Plan; provided that in the event Rule 16b-3 applies to the issuance of an Award, such Shares shall be available for issuance only to the extent the issuance of such Shares would be exempted under Rule 16b-3.

   SECTION 5. Eligibility. Awards may be granted only to individuals who are officers or other employees (including employees who are also directors) of the Corporation or a Subsidiary.

   SECTION 6.  Specific Terms of Awards.

   6.01. General. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 11.02), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including without limitation the acceleration of vesting of any Awards or terms requiring forfeiture of Awards in the event of termination of employment by the Participant. Except as provided in Sections 7.03 or 7.04, only services may be required as consideration for the grant of any Award.

   6.02. Performance Awards. Subject to the provisions of Sections 7.01 and 7.02, the Committee is authorized to grant Performance Awards to Participants on the following terms and conditions:

          (i) Awards and Conditions. A Performance Award shall confer upon the Participant rights, valued as determined by the Committee, and payable to, or exercisable by, the Participant to whom the Performance Award is granted, in whole or in part, as determined by the Committee, conditioned upon the achievement of performance criteria determined by the Committee.

          (ii) Other Terms. A Performance Award shall be denominated in Shares and may be payable in cash, Shares, other Awards, or other property, and have such other terms as shall be determined by the Committee.

   6.03. Dividend Equivalents. The Committee is authorized to grant Dividend Equivalents to Participants. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Shares or Awards, or otherwise reinvested.

   6.04. Restricted Stock. The Committee is authorized to grant Restricted Stock to Participants on the following terms and conditions:

          (i) Issuance and Restrictions. Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends thereon), which restrictions may lapse separately or in combination at such times, under such circumstances, in such installments or otherwise as the Committee shall determine.

          (ii) Forfeiture. Performance-Based Restricted Stock shall be forfeited unless preestablished performance criteria specified by the Committee are met during the applicable restriction period. Except as otherwise determined by the Committee, upon termination of employment (as determined under criteria established by the Committee) during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Corporation; provided, that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes.

          (iii) Certificates of Shares. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, such certificates shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, the Corporation shall retain physical possession of the certificates, and the Participant shall deliver a stock power to the Corporation, endorsed in blank, relating to the Restricted Stock.

          (iv) Dividends. Unless otherwise determined by the Committee, cash dividends paid on Performance-Based Restricted Stock shall be automatically reinvested in additional shares of Performance-Based Restricted Stock and cash dividends paid on other Restricted Stock shall be paid to the Participant. Dividends reinvested in Performance-Based Restricted Stock and Shares distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such stock or other property has been distributed.

   6.05. Deferred Stock. The Committee is authorized to grant Deferred Stock to Participants, on the following terms and conditions:

          (i) Award and Restrictions. Delivery of Shares will occur upon expiration of the deferral period specified for Deferred Stock by the Committee (or, if permitted by the Committee, as elected by the Participant). In addition, Deferred Stock shall be subject to such restrictions as the Committee may impose, which restrictions may lapse at the expiration of the deferral period or at earlier specified times, separately or in combination, in installments, or otherwise, as the Committee shall determine.

          (ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of employment (as determined under criteria established by the Committee) during the applicable deferral period or portion thereof (as provided in the Award Agreement evidencing the Deferred Stock), all Deferred Stock that is at that time subject to deferral (other than a deferral at the election of the Participant) shall be forfeited; provided, that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Deferred Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Deferred Stock.

   6.06. Options. The Committee is authorized to grant Options to Participants on the following terms and conditions:

          (i) Exercise Price. The exercise price per Share purchasable under an Option shall be determined by the Committee; provided, that, except as provided in Section 7.03, such exercise price shall be not less than the Fair Market Value of a Share on the date of grant of such Option.

          (ii) Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, the methods by which such exercise price may be paid or deemed to be paid, the form of such payment, including, without limitation, cash, Shares, other Awards or awards issued under other Corporation plans, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis, such as through "cashless exercise" arrangements), and the methods by which Shares will be delivered or deemed to be delivered to Participants. Options shall expire not later than ten years after the date of grant.

          (iii) Incentive Stock Options. The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code, including but not limited to the requirement that no Incentive Stock Option shall be granted more than ten years after the effective date of the Plan. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended, or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any Incentive Stock Option under Section 422 of the Code. In the event a Participant voluntarily disqualifies an Option as an Incentive Stock Option, the Committee may, but shall not be obligated to, make such additional Awards or pay bonuses as the Committee shall deem appropriate to reflect the tax savings to the Corporation which result from such disqualification.

   6.07. Stock Appreciation Rights. The Committee is authorized to grant Stock Appreciation Rights to Participants on the following terms and conditions:

          (i) Right to Payment. A Stock Appreciation Right shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one Share on the date of exercise (or, if the Committee shall so determine in the case of any such right, other than one related to an Incentive Stock Option, the Fair

   Market Value of one Share at any time during a specified period before or after the date of exercise or Change in Control, as defined in Section 9.02) over (B) the grant price of the Stock Appreciation Right as determined by the Committee as of the date of grant of the Stock Appreciation Right, which, except as provided in Section 7.03, shall be not less than the Fair Market Value of one Share on the date of grant.

          (ii) Other Terms. The Committee shall determine the time or times at which a Stock Appreciation Right may be exercised in whole or in part, the method of exercise, method of settlement, form of consideration payable in settlement, method by which Shares will be delivered or deemed to be delivered to Participants, and any other terms and conditions of any Stock Appreciation Right. Limited Stock Appreciation Rights that may be exercised only upon the occurrence of a Change in Control (as such term is defined in Section 9.02) or as otherwise defined by the Committee) may be granted under this Section 6.07. Stock Appreciation Rights shall expire not later than ten years after the date of grant.

   6.08. Other Stock-Based Awards. The Committee is authorized to grant to Participants other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares, as deemed by the Committee to be consistent with the purposes of the Plan, including without limitation, Shares awarded purely as a "bonus" and not subject to any restrictions or conditions, convertible or exchangeable debt securities, other rights convertible or exchangeable into Shares, purchase rights, and Awards valued by reference to book value of Shares or the value of securities of or the performance of specified Subsidiaries. The Committee shall determine the terms and conditions of such Awards, which may include performance criteria. Shares delivered pursuant to an Award in the nature of a purchase right granted under this Section 6.08 shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, Shares, other Awards, or other property, as the Committee shall determine.

   SECTION 7.  Certain Provisions Applicable to Awards.

   7.01. Performance-Based Awards. Performance Awards, Performance-Based Restricted Stock, and certain Other Stock-Based Awards subject to performance criteria are intended to be "qualified performance-based compensation" within the meaning of Section 162(m) of the Code and shall be paid solely on account of the attainment of one or more preestablished, objective performance goals within the meaning of Section 162(m) and the regulations thereunder. As selected by the Committee, the performance goal shall be the attainment of one or more of the preestablished amounts of revenue, cash flow, economic profit, return on investment, number of subscribers, revenue generating units, customer service, net income, earnings, earnings per share, stock price and total shareholder return.

   The payout of any such Award to a Covered Employee may be reduced, but not increased, based on the degree of attainment of other performance criteria or otherwise at the direction of the Committee.

   7.02. Maximum Individual Awards. No individual may be granted more than 250,000 shares subject to any combination of Performance Awards, Restricted Stock, or other Stock-Based Awards subject to performance criteria in any given year. The maximum payout for any individual for a Performance Award paid in cash is 100 percent of the participant's January 1 base salary for the year of the Performance Award payment. No individual may receive more than 500,000 options in any given year. The Share amounts in this Section 7.02 are subject to adjustment under Section 10 and are subject to the Plan maximum under Section 4.

   7.03. Stand-Alone, Additional, Tandem, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for any other Award granted under the Plan or any award granted under any other plan of the Corporation, any Subsidiary, or any business entity to be acquired by the Corporation or a Subsidiary, or any other right of a Participant to receive payment from the Corporation or any Subsidiary. If an Award is granted in substitution for another Award or award, the Committee shall require the surrender of such other Award or award in consideration for the grant of the new Award. Awards granted in addition to or in tandem with other Awards or awards may be granted either as of the same time as or a different time from the grant of such other Awards or awards. The per Share exercise price of any Option, grant price of any Stock Appreciation Right, or purchase price of any other Award conferring a right to purchase Shares:

          (i) Granted in substitution for an outstanding Award or award shall be not less than the lesser of the Fair Market Value of a Share at the date such substitute award is granted or such Fair Market Value at that date reduced to reflect the Fair Market Value at that date of the Award or award required to be surrendered by the Participant as a condition to receipt of the substitute Award; or

          (ii) Retroactively granted in tandem with an outstanding Award or award shall be not less than the lesser of the Fair Market Value of a Share at the date of grant of the later Award or at the date of grant of the earlier Award or award.

   7.04. Exchange Provisions. The Committee may at any time offer to exchange or buy out any previously granted Award for a payment in cash, Shares, other Awards (subject to Section 7.03), or other property based on such terms and conditions as the Committee shall determine and communicate to the Participant at the time that such offer is made.

   7.05. Term of Awards. The term of each Award shall be for such period as may be determined by the Committee; provided, that in no event shall the term of any Option or a Stock Appreciation Right granted in tandem therewith exceed a period of ten years from the date of its grant (or such shorter period as may be applicable under Section 422 of the Code).

   7.06. Form of Payment Under Awards. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Corporation or a Subsidiary upon the grant or exercise of an Award may be made in such form as the Committee shall determine, including without limitation, cash, Shares, other Awards, or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. Such payments may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents in respect of installment or deferred payments denominated in Shares.

   SECTION 8.  General Restrictions Applicable to Awards.

   8.01.  Specific Restrictions.

       8.01.1 Six-Month Holding Period. Unless a Participant could otherwise transfer an equity security, derivative security, or Shares issued upon exercise of a derivative security granted under the Plan without incurring liability under Section 16(b) of the Exchange Act, (i) an equity security issued under the Plan, other than an equity security issued upon exercise or conversion of a derivative security granted under the Plan, shall be held for at least six months from the date of acquisition; (ii) with respect to a derivative security issued under the Plan, at least six months shall elapse from the date of acquisition of the derivative security to the date of disposition of the derivative security (other than upon exercise or conversion) or its underlying equity security; and (iii) any Award in the nature of a Stock Appreciation Right must be held for six months from the date of grant to the date of cash settlement.

       8.01.2 Nontransferability. Unless otherwise determined by the Committee, Awards which constitute derivative securities (including any option, stock appreciation right, or similar right) shall not be transferable by a Participant except by will or the laws of descent and distribution (except pursuant to a beneficiary designation authorized under Section 8.02) or, if then permitted under Rule 16b-3, pursuant to a qualified domestic relations order as defined under the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder, and, in the case of an Incentive Stock Option or, if then required by Rule 16b-3, any other derivative security granted under the Plan, shall be exercisable during the lifetime of a Participant only by such Participant or his guardian or legal representative.

       8.01.3 Compliance with Rule 16b-3. It is the intent of the Corporation that this Plan comply in all respects with Rule 16b-3 in connection with any Award granted to a person who is subject to Section 16 of the Exchange Act.

   8.02. Limits on Transfer of Awards; Beneficiaries. No right or interest of a Participant in any Award shall be pledged, encumbered, or hypothecated to or in favor of any party (other than the Corporation or a Subsidiary), or shall be subject to any lien, obligation, or liability of such Participant to any party (other than the Corporation or a Subsidiary). Unless otherwise determined by the Committee (subject to the requirements of Section 8.01.2), no Award shall be assignable or transferable by a Participant otherwise than by will or the laws of descent and distribution (except to the Corporation under the terms of the Plan); provided, that a Participant may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of the Participant, and to receive any distribution, with respect to any Award, upon the death of the Participant. A beneficiary, guardian, legal representative, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to such Participant or agreement applicable to such, except to the extent the Plan and such Award Agreement or agreement otherwise provide with respect to such persons, and to any additional restrictions deemed necessary or appropriate by the Committee.

     8.03. Registration and Listing Compliance. The Corporation shall not be obligated to deliver any Award or distribute any Shares with respect to any Award in a transaction subject to regulatory approval, registration, or any other applicable requirement of federal or state law, or subject to a listing requirement under any listing or similar agreement between the Corporation and any national securities exchange or market, until such laws, regulations, and contractual obligations of the Corporation have been complied with in full, although the Corporation shall be obligated to use reasonable efforts to obtain any such approval and comply with such requirements as promptly as practicable. If, after reasonable efforts, the Corporation is unable to obtain from any regulatory commission or agency or national securities exchange or market having jurisdiction over the Plan the authority which counsel for the Corporation deems necessary for the lawful issuance and sale of the Shares under the Plan, the Corporation shall be relieved from any liability for failure to issue and sell Shares upon exercise of such Awards unless and until such authority is obtained.

   8.04. Share Certificates. All certificates for Shares delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop-transfer order and other restrictions as the Committee may deem advisable under applicable federal or state laws, rules and regulations thereunder, and the rules of any national securities exchange on which Shares are listed. The Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions or any other restrictions that may be applicable to Shares, including under the terms of the Plan or any Award Agreement. In addition, during any period in which Awards or Shares are subject to restrictions under the terms of the Plan or any Award Agreement, or during any period during which delivery or receipt of an Award or Shares has been deferred by the Committee or a Participant, the Committee may require the Participant to enter into an agreement providing that certificates representing Shares issuable or issued pursuant to an Award shall remain in the physical custody of the Corporation or such other person as the Committee may designate.

   SECTION 9. Change in Control Provisions. Notwithstanding any other provision of the Plan, the following acceleration provisions shall apply in the event of a "Change in Control" as defined in this Section 9.

   9.01. Acceleration and Cash-Out Rights. In the event of a "Change in Control" and a "Qualified Termination" as defined in Sections 9.02 and 9.03, respectively, automatically in the case of Participants subject to Section 16 of the Exchange Act, and unless otherwise determined by the Board in writing at or after grant but prior to the occurrence of the Change in Control in the case of Participants not subject to Section 16 of the Exchange Act:

          (i) the performance criteria of all Performance Awards, Performance-Based Restricted Stock, and Other Stock-Based Awards shall be deemed fully achieved and all such Awards shall be fully earned and vested, subject only to the restrictions on dispositions of equity securities set forth in Section
   8.01.1 and legal restrictions on the issuance of Shares set forth in Section 8.04;

          (ii) any Option, Stock Appreciation Right, and other Award in the nature of a right that may be exercised which was not previously exercisable and vested shall become fully exercisable and vested, subject only to the restrictions on disposition of equity securities set forth in Section 8.01.1 and legal restrictions on the issuance of Shares set forth in Section 8.04; and

          (iii) the restrictions, deferral limitations, and forfeiture conditions applicable to any other Award granted under the Plan shall lapse and such Awards shall be deemed fully vested, subject only to the restrictions on dispositions of equity securities set forth in Section 8.01.1 and legal restrictions on the issuance of Shares set forth in Section 8.04.

   9.02. Change in Control. For purposes of Section 9.01, a "Change in Control" shall mean any transaction that results in the voting control of the Corporation held by Cox Enterprises, Inc., its successor or any subsidiary of either falling below 50.1 percent.

   9.03. Qualified Termination. For the purposes of Section 9.01, a "Qualified Termination" shall mean any termination of employment for reasons other than (i) Cause; (ii) death, Disability or Retirement, or (iii) by the Participant without Good Reason within one (1) year following a Change in Control.

          (a) "Cause" shall mean (i) the willful and continued failure by the Participant to substantially perform the Participant's duties with the Corporation or (ii) the willful engaging by the Participant in conduct which is demonstrably and materially injurious to the Corporation or its subsidiaries, monetarily or otherwise.

          (b) "Disability" shall be deemed the reason for the termination by the Corporation of the Participant's employment, if, as a result of the Participant's incapacity due to physical or mental illness, the Participant shall have been absent from the full-time performance of the Participant's duties with the Corporation for a period of six (6) consecutive months.

          (c) "Good Reason" for termination by the Participant of the Participant's employment shall mean the occurrence (without the Participant's express written consent) after any Change in Control of any one of the following acts by the Corporation.

              (i) a reduction by the Corporation in the Participant's annual base salary other than for Cause or a Corporation-wide reduction in annual base salaries that generally affects similarly situated employees of the Corporation;

              (ii) the relocation of the Corporation's principal executive offices to a location more than fifty (50) miles from the location of such offices immediately prior to the Change in Control, but only in the event the Participant was employed at the Corporation's principal executive offices immediately prior to such relocation.

       (d) "Retirement" shall be deemed the reason for the termination by the Corporation or the Participant of the Participant's employment if such employment is terminated in accordance with the Corporation's retirement policy generally applicable to its employees, as in effect immediately prior to the Change in Control, or in accordance with any retirement arrangement established with the Participant's consent with respect to the Participant.

   SECTION 10. Adjustment Provisions. In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Committee may, in such manner as it may deem equitable, adjust any or all of (i) the number and kind of Shares which may thereafter be issued in connection with Awards (ii) the number and kind of Shares issued or issuable in respect of outstanding Awards, and (iii) the exercise price, grant price, or purchase price relating to any Award or, if deemed appropriate, make provision for a cash payment with respect to any outstanding Award; provided, however, in each case, that, with respect to Incentive Stock Options, no such adjustment shall be authorized to the extent that such authority would cause the Plan to violate Section 422(b)(1) of the Code. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Corporation or any Subsidiary or the financial statements of the Corporation or any Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles.

   SECTION 11.  Changes to the Plan and Awards.

   11.01. Changes to the Plan. The Board may amend, alter, suspend, discontinue or terminate the Plan without the consent of shareholders or Participants, except that any such amendment, alteration, suspension, discontinuation, or termination shall be subject to the approval of the Corporation's shareholders within one year after such Board action if such shareholder approval is required by any federal or state law or regulation or the rules of any stock exchange on which the Shares may be listed, or if the Board in its discretion determines that obtaining such shareholder approval is for any reason advisable; provided, however, that, without the consent of an affected Participant, no amendment, alteration, suspension, discontinuation, or termination of the Plan may impair the rights of such Participant under any Award previously granted to him.

   11.02. Changes to Awards. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue, or terminate, any Award previously granted and any Award Agreement relating thereto; provided, however, that, without the consent of an affected Participant, no such amendment, alteration, suspension, discontinuation, or termination of any Award may impair the rights of such Participant under such Award.

   SECTION 12.  General Provisions.

   12.01. No Rights to Awards. No Participant or employee shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Participants and employees.

   12.02. No Shareholder Rights. No Award shall confer on any Participant any of the rights of a shareholder of the Corporation unless and until Shares are duly issued or transferred to the Participant in accordance with the terms of the Award.

   12.03. Tax Withholding. The Corporation or any Subsidiary is authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Shares, or any payroll or other payment to a Participant, amounts or withholding and other taxes due with respect thereto, its exercise, or any payment thereunder, and to take such other action as the Committee may deem necessary or advisable to enable the Corporation and Participants to satisfy obligations for the payment of withholding taxes and other tax liabilities relating to any Award, provided, that no Shares are withheld with a value exceeding the minimum amount of tax required to be withheld by law. This authority shall include authority to withhold or receive Shares or other property and to make cash payments in respect thereof in satisfaction of Participant's tax obligations.

   12.04. No Right to Employment. Nothing contained in the Plan or any Award Agreement shall confer, and no grant of an Award shall be construed as conferring, upon any employee any right to continue in the employ of the Corporation or any Subsidiary or to interfere in any way with the right of the Corporation or any Subsidiary to terminate his employment at any time or increase or decrease his compensation from the rate in existence at the time of granting of an Award.

   12.05. Unfunded Status of Awards. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Corporation; provided, that the Committee may authorize the creation of trusts or make other arrangements to meet the Corporation's obligations under the Plan to deliver cash, Shares, other Awards, or other property pursuant to any award, which trusts or other arrangements shall be consistent with the "unfunded" status of the Plan unless the Committee otherwise determines.

   12.06. Other Compensatory Arrangements. The Corporation or any Subsidiary shall be permitted to adopt other or additional compensation arrangements (which may include arrangements which relate to Awards), and such arrangements may be either generally applicable or applicable only in specific cases.

   12.07. Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

   12.08. Governing Law. The validity, construction, and effect of the Plan, any rules and regulations relating to the Plan, and any Award Agreement shall be determined in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of laws, and applicable Federal law.

   SECTION 13. Effective Date. The Plan, as amended and restated, shall become effective on the date this amended and restated version is adopted under the provisions of Section 11.01, subject to the approval of the Corporation's shareholders.

                                                                      APPENDIX C

                       [ COX COMMUNICATIONS, INC. LOGO ]


PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF COX COMMUNICATIONS, INC.
                       FOR ANNUAL MEETING ON MAY 17, 2001

The undersigned hereby appoints James O. Robbins, Andrew A. Merdek, and Jimmy W. Hayes, or any of them, and any substitute or substitutes, to be the attorneys and proxies of the undersigned at the Annual Meeting of Stockholders of Cox Communications, Inc. ("Cox") to be held at 9:00 a.m. local time on Thursday, May 17, 2001, at Corporate Headquarters at 1400 Lake Hearn Drive, NE, Atlanta, Georgia, or at any adjournment thereof, and to vote at such meeting the shares of stock of Cox the undersigned held of record on the books of Cox on March 19, 2001, the record date for the meeting. The undersigned hereby revokes any previous proxies with respect to the matters covered by this proxy.

                              (change of address/comments)

                              _______________________________
                              _______________________________
                              _______________________________

ELECTION OF DIRECTORS, NOMINEES:
1. Janet Morrison Clarke
2. David E. Easterly
3. James C. Kennedy
4. Robert C. O'Leary
5. James O. Robbins
6. Rodney W. Schrock
7. Andrew J. Young

INDEPENDENT AUDITORS:
Deloitte & Touche LLP         (If you have written in the above space, please
                              mark the corresponding box on the reverse side of this card)

You are encouraged to specify your choices by marking the appropriate boxes, SEE REVERSE SIDE, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. The proxies cannot vote your shares unless you sign and return this card or vote by telephone or Internet.

SEE REVERSE SIDE

FOLD AND DETACH HERE


[X] Please mark your votes as in this example.

This proxy when properly executed will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR proposals 1, 2 and 3.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2 AND 3.

                                                          FOR    WITHHELD
1. Election of                                            [ ]      [ ]
   Directors (see reverse)

   For, except vote withheld from the following nominee(s):

--------------------------------------------------------------------------------

                                                      FOR    AGAINST  ABSTAIN
2. Adoption of                                        [ ]      [ ]       [ ]
   the Amended and Restated Long-Term
   Incentive Plan

3. Ratification of                                    [ ]      [ ]       [ ]
   appointment of independent auditors

In the discretion of the proxies named herein, the proxies are authorized to vote upon other matters as are properly brought before the meeting.

     Change of Address/Comments      [ ]
     on reverse side.
     I plan to attend the meeting.   [ ]

All as more particularly described in the Proxy Statement relating to such meeting, receipt of which is hereby acknowledged.

Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.


SIGNATURE(S) _________________________________  DATE _________________

FOLD AND DETACH HERE


                        (COX COMMUNICATIONS, INC. LOGO)

                         VOTE BY TELEPHONE OR INTERNET
                            QUICK * EASY * IMMEDIATE

Cox Communications, Inc. encourages you to take advantage of two cost-effective and convenient ways to vote your shares. You may vote your proxy 24 hours a day, 7 days a week, using either a touch-tone telephone or through the Internet. Your telephone or Internet vote must be received by 8:00 a.m. Eastern Time on May 17, 2001. Your telephone or Internet vote authorizes the proxies named on the above proxy card to vote your shares in the same manner as if you marked, signed, and returned your proxy card.

VOTE BY PHONE: ON A TOUCH-TONE TELEPHONE DIAL 1-877-PRX-VOTE (1-877-779-8683) FROM THE U.S. AND CANADA OR DIAL 1-201-536-8073 FROM OTHER COUNTRIES. You will be asked to enter the Voter Control Number located in the box just below the perforation on the proxy card. Then follow the instructions.

OR

VOTE BY INTERNET: POINT YOUR BROWSER TO THE WEB ADDRESS:
http://www.eproxyvote.com/cox. Click on the "Vote Your Proxy" Icon. You will be asked to enter the Voter Control Number located in the box just below the perforation on the proxy card. Then follow the instructions.

OR

VOTE BY MAIL: Mark, sign and date your proxy card and return it in the postage-paid envelope. If you are voting by telephone or the Internet, please do not mail your proxy card.

                         CONSENT TO ELECTRONIC DELIVERY

If you choose to vote by Internet, you also will be given the opportunity to receive future annual meeting and proxy materials by electronic delivery, instead of by mail. If you wish to do so, the website will prompt you to click
on a "proxy consent" link for further instructions and registration.   If you
register for electronic delivery, prior to the next annual meeting you will receive notice by e-mail directing you to a website containing the annual report and proxy statement. By choosing electronic delivery, you will help your company control printing and postage costs.

                                   [Cox Logo]